UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07391

AB UNCONSTRAINED BOND FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: October 31, 2015

Date of reporting period: October 31, 2015

ITEM 1.	REPORTS TO STOCKHOLDERS.

OCT    10.31.15

ANNUAL REPORT

AB UNCONSTRAINED BOND FUND

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abglobal.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AB publishes full portfolio holdings for the Fund monthly at www.abglobal.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

December 11, 2015

Annual Report

This report provides management’s discussion of fund performance for AB Unconstrained Bond Fund (the “Fund”) for the annual reporting period ended October 31, 2015. Effective January 20, 2015, the Fund’s name changed from AllianceBernstein Unconstrained Bond Fund to AB Unconstrained Bond Fund.

Investment Objective and Policies

The Fund’s investment objective is to generate current income consistent with preservation of capital. The Fund invests, under normal circumstances, at least 80% of its net assets in fixed-income securities and derivatives related to fixed-income securities. The Fund employs a dynamic risk allocation, meaning that the Fund’s risk profile may vary significantly over time based upon market conditions. The Fund invests in a portfolio that includes fixed-income securities of US and non-US companies and US and non-US government securities and supranational entities, including lower-rated securities.

The Fund may invest in debt securities with a range of maturities from short- to long-term. The Fund expects that its average portfolio duration will vary normally from negative three years to positive seven years, depending upon AllianceBernstein L.P.’s (the “Adviser’s”) forecast of interest rates and assessment of market risks generally. Duration is a measure of a fixed-income security’s sensitivity to changes in interest rates. The value of a fixed-income security with positive duration will decline if interest rates increase. Conversely, the value of a fixed-income security with negative duration will increase as interest rates increase. The Fund will seek to achieve negative duration through the use of derivatives, such as futures and total return swaps.

The Fund typically maintains at least 50% of its net assets in investment grade securities. The Fund may invest up to 50% of its net assets in below investment grade securities, such as corporate high-yield fixed-income securities, sovereign debt obligations and fixed-income securities of issuers located in emerging markets.

The Fund may also invest in mortgage-related and other asset-backed securities, loan participations, inflation-protected securities, structured securities, variable, floating, and inverse floating-rate instruments and preferred stock, and may use other investment techniques. The Fund may make short sales of securities or currencies or maintain a short position. The Fund may use borrowings or other leverage for investment purposes. The Fund intends, among other things, to enter into transactions such as reverse repurchase agreements and dollar rolls. The Fund may utilize, without limit, derivatives, such as options, futures, forwards, or swaps, including those on fixed-income and equity securities and foreign currencies.

Investment Results

The table on page 6 shows the Fund’s performance compared with its primary benchmark, the Bank of America Merrill Lynch (“BofA ML”) 3-Month US T-Bill Index, and its secondary benchmark, the Barclays Global Aggregate Bond Index (US dollar hedged) for the six- and 12-month periods ended October 31, 2015.

AB UNCONSTRAINED BOND FUND •	1

All share classes underperformed the primary benchmark for the six-month period, before sales charges. For the 12-month period, all share classes outperformed the primary benchmark except for Class B and Class C shares, before sales charges. During the 12- month period, the Fund’s currency positioning was the largest positive contributor to returns, relative to the benchmark; US dollar long positioning against the euro in the fourth quarter of 2014 and the first quarter of 2015, and Asian currencies during the third quarter of 2015, were the biggest drivers within the Fund’s currency alpha component. The Fund’s long duration positioning in US nominal rates and long positioning in non-agency reverse mortgage-backed securities were also significant positive contributors. Exposure to European risk assets and hedged local currency bonds in Brazil were the largest detractors from performance, as they significantly underperformed in the second and third quarters of 2015.

During the six-month period, risk assets underperformed as market volatility increased. The Fund’s tail hedging strategies, built to generate returns in high volatility environments, were the largest positive contributors to returns. The Fund’s currency positioning was also a notable contributor, with short positions in Asian currencies being the largest driver. The largest detractor was the Fund’s exposure to European risk assets, as the volatility caused by Greece threatening to leave the euro in the second quarter of 2015 and China devaluation in the third quarter caused the assets to underperform. The Fund’s positioning in hedged local currency bonds in Brazil was also a detractor from performance during the period, as the Petrobras scandal caused the much-needed fiscal adjustment process to be delayed.

The Fund utilized derivatives in the form of currency forwards and written options for hedging and investment purposes, and variance swaps for investment purposes, which added to returns for both periods, in absolute terms. Interest rate swaps and total return swaps for hedging and investment purposes had an immaterial impact during the six-month period and detracted during the 12-month period; purchased options for hedging and investment purposes added during the six-month period and detracted during the 12-month period; credit default swaps for hedging and investment purposes detracted during the six-month period and added during the 12-month period; and Treasury futures for hedging and investment purposes detracted during both periods.

Market Review and Investment Strategy

Bond markets were volatile for the 12-month period ended October 31, 2015, as growth trends and monetary policies in the world’s biggest economies headed in different directions. Inflation continued to fall throughout the developed world, driven primarily by decreasing commodity prices. While oil prices began to rebound in April, they again fell in August, remaining well below their price range in late 2014. These dynamics caused volatility within government bond yields, with the yield on the 10-year US Treasury ranging from 1.7% to 2.5%,

2	• AB UNCONSTRAINED BOND FUND

ultimately ending the period at 2.2%. Adding to the volatility, the US Federal Reserve postponed its long expected interest-rate hike, alluding to emerging market turmoil as one of the reasons.

In other markets, including many in Europe where the European Central Bank implemented its quantitative easing program, some yields ended the period in negative territory. In emerging markets, political and economic instability across regions negatively affected the investment environment. Slower growth in China, Brazil and other emerging market economies caused further pressure on credit markets at the end of the 12-month period. Against this backdrop, fixed-income returns diverged between regions and sectors. Credit securities generally underperformed developed market Treasuries; developed market Treasuries generally outperformed emerging market local currency Treasuries; and investment-grade securities generally outperformed high-yield, which posted some of the worst returns across the fixed-income market, specifically within the energy and commodities sectors.

AB UNCONSTRAINED BOND FUND •	3

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged BofA ML® 3-Month US T-Bill Index and the Barclays Global Aggregate Bond Index (US dollar hedged) do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The BofA ML 3-Month US T-Bill Index measures the performance of Treasury securities maturing in 90 days. The Barclays Global Aggregate Bond Index represents the performance of the global investment-grade developed fixed-income markets. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of government fiscal policy initiatives, including Federal Reserve actions, and market reaction to these initiatives. The current period of historically low rates is expected to end and rates are expected to begin rising in the near future. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater if the Fund invests a significant portion of its assets in fixed-income securities with longer maturities.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

(Disclosures, Risks and Note about Historical Performance continued on next page)

4	• AB UNCONSTRAINED BOND FUND

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Prepayment Risk: The value of mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early payments of principal on some mortgage-related securities may occur during periods of falling mortgage interest rates and expose the Fund to a lower rate of return upon reinvestment of principal. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. During periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, the Fund may not be able to realize the rate of return it expected.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Liquidity Risk: Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Over recent years liquidity risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally go down.

Management Risk: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abglobal.com.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

AB UNCONSTRAINED BOND FUND •	5

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARKS PERIODS ENDED OCTOBER 31, 2015 (unaudited)	NAV Returns
	6 Months	12 Months
AB Unconstrained Bond Fund*
Class A	-1.29%	0.49%

Class B†	-1.64%	-0.23%

Class C	-1.63%	-0.19%

Advisor Class‡	-1.14%	0.80%

Class R‡	-1.36%	0.35%

Class K‡	-1.33%	0.55%

Class I‡	-1.13%	0.90%

Class Z‡	-1.12%	0.85%	^

Primary benchmark: BofA ML 3-Month US T-Bill Index	0.01%	0.02%

Barclays Global Aggregate Bond Index (US dollar hedged)	-0.03%	2.72%

*     The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the Financial Highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

†      Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for more information.

‡      Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

^       Since inception on 11/4/2014.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

(Historical Performance continued on next page)

6	• AB UNCONSTRAINED BOND FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE FUND 10/31/05 TO 10/31/15 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AB Unconstrained Bond Fund Class A shares (from 10/31/05 to 10/31/15) as compared to the performance of the Fund’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

(Historical Performance continued on next page)

AB UNCONSTRAINED BOND FUND •	7

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2015 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields*

Class A Shares			2.57%
1 Year	0.49%	-3.73%
5 Years	2.71%	1.82%
10 Years	3.30%	2.84%

Class B Shares			2.01%
1 Year	-0.23%	-4.14%
5 Years	2.03%	2.03%
10 Years(a)	2.73%	2.73%

Class C Shares			1.98%
1 Year	-0.19%	-1.17%
5 Years	2.04%	2.04%
10 Years	2.58%	2.58%

Advisor Class Shares†			2.98%
1 Year	0.80%	0.80%
5 Years	3.03%	3.03%
10 Years	3.59%	3.59%

Class R Shares†			2.31%
1 Year	0.35%	0.35%
5 Years	2.56%	2.56%
10 Years	3.09%	3.09%

Class K Shares†			2.63%
1 Year	0.55%	0.55%
5 Years	2.79%	2.79%
10 Years	3.37%	3.37%

Class I Shares†			3.07%
1 Year	0.90%	0.90%
5 Years	3.07%	3.07%
10 Years	3.64%	3.64%

Class Z Shares†			2.97%
Since Inception‡	0.85%	0.85%

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

(Historical Performance continued on next page)

8	• AB UNCONSTRAINED BOND FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.06%, 1.77%, 1.77%, 0.77%, 1.46%, 1.14%, 0.74% and 0.72% for Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios exclusive of interest expense to 0.90%, 1.60%, 1.60%, 0.60%, 1.10%, 0.85%, 0.60% and 0.60% for Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. These waivers/reimbursements may not be terminated before January 29, 2016 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights sections since they are based on different time periods.

*	SEC yields are calculated based on SEC guidelines for the 30-day period ended October 31, 2015.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception date for Class Z shares is listed below.

‡	Inception date: 11/4/2014.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

(Historical Performance continued on next page)

AB UNCONSTRAINED BOND FUND •	9

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2015 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	-3.62%
5 Years	1.88%
10 Years	2.70%

Class B Shares
1 Year	-4.02%
5 Years	2.09%
10 Years(a)	2.59%

Class C Shares
1 Year	-1.15%
5 Years	2.10%
10 Years	2.43%

Advisor Class Shares†
1 Year	0.81%
5 Years	3.06%
10 Years	3.44%

Class R Shares†
1 Year	0.48%
5 Years	2.60%
10 Years	2.94%

Class K Shares†
1 Year	0.68%
5 Years	2.85%
10 Years	3.22%

Class I Shares†
1 Year	0.90%
5 Years	3.13%
10 Years	3.49%

Class Z Shares†
Since Inception‡	0.45%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception date for Class Z shares is listed below.

‡	Inception date: 11/4/2014.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

10	• AB UNCONSTRAINED BOND FUND

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$987.10	$4.51	0.90%
Hypothetical**	$1,000	$1,020.67	$4.58	0.90%
Class B
Actual	$1,000	$983.60	$8.00	1.60%
Hypothetical**	$1,000	$1,017.14	$8.13	1.60%
Class C
Actual	$1,000	$983.70	$8.00	1.60%
Hypothetical**	$1,000	$1,017.14	$8.13	1.60%
Advisor Class
Actual	$1,000	$988.60	$3.01	0.60%
Hypothetical**	$1,000	$1,022.18	$3.06	0.60%
Class R
Actual	$1,000	$986.40	$5.51	1.10%
Hypothetical**	$1,000	$1,019.66	$5.60	1.10%
Class K
Actual	$1,000	$986.70	$4.26	0.85%
Hypothetical**	$1,000	$1,020.92	$4.33	0.85%
Class I
Actual	$1,000	$988.70	$3.01	0.60%
Hypothetical**	$1,000	$1,022.18	$3.06	0.60%
Class Z
Actual	$1,000	$988.82	$3.01	0.60%
Hypothetical**	$1,000	$1,022.20	$3.06	0.60%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

AB UNCONSTRAINED BOND FUND •	11

Expense Example

PORTFOLIO SUMMARY

October 31, 2015 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $344.4

*	All data are as of October 31, 2015. The Fund’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” security type weightings represent 0.1% or less in the following security types: Common Stocks, Emerging Market-Corporate Bond and Local Government-Municipal Bonds.

12	• AB UNCONSTRAINED BOND FUND

Portfolio Summary

PORTFOLIO SUMMARY

October 31, 2015 (unaudited)

*	All data are as of October 31, 2015. The Fund’s country breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 0.1% or less in the following countries or regions: Australia, Brazil, eurozone, Luxembourg, Malaysia, Norway and Taiwan.

AB UNCONSTRAINED BOND FUND •	13

Portfolio Summary

PORTFOLIO OF INVESTMENTS

October 31, 2015

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS – TREASURIES – 26.7%
Canada – 3.1%
Canadian Government Bond 3.50%, 12/01/45	CAD	11,172	$10,731,135

Portugal – 3.1%
Portugal Obrigacoes do Tesouro OT 2.875%, 10/15/25(a)	EUR	9,390	10,627,005

United States – 20.5%
U.S. Treasury Bonds 3.75%, 11/15/43	U.S.$	1,585	1,852,414
U.S. Treasury Notes 0.375%, 4/30/16		6,449	6,451,947
0.50%, 7/31/16		118	118,186
1.375%, 4/30/20		7,811	7,778,459
1.50%, 12/31/18(b)		7,638	7,729,102
1.75%, 3/31/22		14,440	14,361,028
2.125%, 5/15/25(b)(c)		24,079	24,027,718
2.25%, 11/15/24		433	437,646
2.375%, 8/15/24		1,189	1,215,149
2.50%, 8/15/23		6,410	6,651,749

			70,623,398

Total Governments – Treasuries (cost $91,442,761)			91,981,538

CORPORATES – NON-INVESTMENT GRADE – 12.5%
Financial Institutions – 8.7%
Banking – 8.7%
Ally Financial, Inc. 2.75%, 1/30/17		720	723,600
BBVA International Preferred SAU 5.919%, 4/18/17(d)		3,677	3,741,348
Credit Agricole SA 6.637%, 5/31/17(a)(d)		3,550	3,638,750
Credit Suisse AG/Guernsey 5.86%, 5/15/17(d)(e)		8,000	8,310,000
HBOS Capital Funding LP 4.939%, 5/23/16(d)	EUR	2,279	2,531,163
National Westminster Bank PLC 2.107%, 1/05/16(d)(f)		200	208,933
Royal Bank of Scotland Group PLC Series U 7.64%, 9/30/17(d)	U.S.$	6,900	7,207,050
Societe Generale SA 1.074%, 4/05/17(a)(d)(e)(f)		4,000	3,680,000

			30,040,844

14	• AB UNCONSTRAINED BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Brokerage – 0.0%
Lehman Brothers Holdings, Inc. Zero Coupon, 5/25/10(f)(g)	U.S.$	435	$32,407
Zero Coupon, 1/12/12(g)		440	32,780

			65,187

			30,106,031

Industrial – 3.3%
Basic – 0.1%
ArcelorMittal 6.125%, 6/01/18		225	225,563

Capital Goods – 0.3%
Bombardier, Inc. 7.50%, 3/15/25(a)		1,432	1,113,380
Case New Holland Industrial, Inc. 7.875%, 12/01/17		128	138,400

			1,251,780

Communications - Media – 0.2%
Radio One, Inc. 9.25%, 2/15/20(a)		905	746,625

Communications - Telecommunications – 0.0%
Windstream Services LLC 7.875%, 11/01/17		55	58,334

Consumer Cyclical - Retailers – 0.1%
Chinos Intermediate Holdings A, Inc. 7.75% (7.75% Cash or 8.50% PIK), 5/01/19(a)(h)		975	351,000

Consumer Non-Cyclical – 2.2%
Boparan Finance PLC 5.50%, 7/15/21(a)	GBP	610	855,742
Endo Ltd./Endo Finance LLC/Endo Finco, Inc. 6.00%, 7/15/23(a)	U.S.$	1,548	1,548,000
HCA, Inc. 7.58%, 9/15/25		65	70,850
Horizon Pharma Financing, Inc. 6.625%, 5/01/23(a)		1,982	1,714,430
Mallinckrodt International Finance SA/Mallinckrodt CB LLC 5.50%, 4/15/25(a)		1,900	1,728,411
Valeant Pharmaceuticals International, Inc. 6.125%, 4/15/25(a)		2,103	1,777,035

			7,694,468

AB UNCONSTRAINED BOND FUND •	15

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Energy – 0.2%
Golden Energy Offshore Services AS 8.41%, 5/28/17(f)(i)	NOK	7,679	$347,960
Memorial Resource Development Corp. 5.875%, 7/01/22	U.S.$	25	23,562
Paragon Offshore PLC 6.75%, 7/15/22(a)		488	74,420
7.25%, 8/15/24(a)		812	123,830

			569,772

Technology – 0.2%
Energizer Holdings, Inc. 5.50%, 6/15/25(a)		603	615,060

			11,512,602

Utility – 0.5%
Electric – 0.5%
Talen Energy Supply LLC 4.625%, 7/15/19(a)		1,543	1,411,537
6.50%, 5/01/18		180	183,150

			1,594,687

Total Corporates – Non-Investment Grade (cost $47,096,884)			43,213,320

COLLATERALIZED MORTGAGE OBLIGATIONS – 11.8%
Non-Agency Fixed Rate – 6.0%
Alternative Loan Trust Series 2005-11CB, Class 2A7 5.50%, 6/25/35		1,374	1,366,311
Series 2005-86CB, Class A8 5.50%, 2/25/36		801	744,341
Series 2005-J14, Class A7 5.50%, 12/25/35		431	387,658
Series 2006-16CB, Class A6 6.00%, 6/25/36		2,494	2,226,348
Series 2006-24CB, Class A1 6.00%, 6/25/36		1,139	1,039,405
Series 2006-24CB, Class A11 5.75%, 6/25/36		635	567,829
Series 2006-32CB, Class A6 6.00%, 11/25/36		1,681	1,561,776
Series 2006-J1, Class 1A11 5.50%, 2/25/36		787	707,561
BCAP LLC Trust Series 2009-RR10, Class 10A2 6.00%, 1/26/38(a)		2,662	2,263,665

16	• AB UNCONSTRAINED BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

CHL Mortgage Pass-Through Trust Series 2006-6, Class A1 6.00%, 4/25/36	U.S.$	702	$674,785
Series 2006-9, Class A2 6.00%, 5/25/36		942	868,040
Series 2007-4, Class 1A39 6.00%, 5/25/37		548	493,747
CitiMortgage Alternative Loan Trust Series 2006-A4, Class 1A3 6.00%, 9/25/36		355	317,531
Credit Suisse Mortgage Trust Series 2008-2R, Class 1A1 6.00%, 7/25/37(a)		1,201	1,054,562
GSR Mortgage Loan Trust Series 2006-9F, Class 4A1 6.50%, 10/25/36		738	642,410
JPMorgan Mortgage Trust Series 2007-S3, Class 1A45 6.00%, 8/25/37		1,947	1,733,012
Morgan Stanley Mortgage Loan Trust Series 2007-6XS, Class 2A5S 6.00%, 2/25/47		1,013	742,423
Residential Accredit Loans, Inc., Trust Series 2005-QA10, Class A31 3.663%, 9/25/35		470	391,304
Washington Mutual Alternative Mortgage Pass-Through Certificates Trust Series 2006-4, Class 3A1 6.50%, 5/25/36		545	404,062
Wells Fargo Mortgage Backed Securities Trust Series 2005-17, Class 2A1 5.50%, 1/25/36		695	685,851
Series 2007-10, Class 1A7 6.00%, 7/25/37		599	597,700
Series 2007-2, Class 1A18 5.75%, 3/25/37		631	614,174
Series 2007-8, Class 2A6 6.00%, 7/25/37		469	460,983

			20,545,478

GSE Risk Share Floating Rate – 4.5%
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2014-DN3, Class M3 4.197%, 8/25/24(f)		3,720	3,586,961
Series 2015-DNA1, Class B 9.397%, 10/25/27(f)		500	562,530
Series 2015-HQ1, Class B 10.947%, 3/25/25(f)		1,184	1,323,964

AB UNCONSTRAINED BOND FUND •	17

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C03, Class 1M2 3.197%, 7/25/24(f)	U.S.$	950	$856,478
Series 2014-C04, Class 1M2 5.097%, 11/25/24(f)		1,850	1,855,192
Series 2015-C03, Class 1M2 5.197%, 7/25/25(f)		690	685,106
Series 2015-C03, Class 2M2 5.197%, 7/25/25(f)		4,185	4,165,651
Series 2015-C04, Class 1M2 5.894%, 4/25/28(f)		1,019	1,038,172
Series 2015-C04, Class 2M2 5.744%, 4/25/28(f)		1,549	1,571,452

			15,645,506

Non-Agency Floating Rate – 1.3%
Alternative Loan Trust Series 2006-19CB, Class A3 6.00%, 8/25/36(f)		2,025	1,874,002
Chevy Chase Funding LLC Mortgage-Backed Certificates Series 2006-2A, Class A2 0.377%, 4/25/47(a)(f)		578	429,174
Deutsche Alt-A Securities Mortgage Loan Trust Series 2006-AR4, Class A2 0.387%, 12/25/36(f)		706	440,887
GreenPoint Mortgage Funding Trust Series 2006-AR2, Class 4A1 2.222%, 3/25/36(f)		285	224,738
Luminent Mortgage Trust Series 2006-5, Class A1A 0.387%, 7/25/36(f)		563	394,098
NovaStar Mortgage Funding Trust Series 2006-MTA1, Class 2A1A 0.387%, 9/25/46(f)		462	394,091
Residential Accredit Loans, Inc., Trust Series 2007-QO2, Class A1 0.347%, 2/25/47(f)		697	376,331
Suntrust Alternative Loan Trust Series 2005-1F, Class 2A1 0.847%, 12/25/35(f)		33	24,472
Washington Mutual Alternative Mortgage Pass-Through Certificates Trust Series 2005-10, Class 2A3 1.097%, 11/25/35(f)		457	327,803

			4,485,596

Total Collateralized Mortgage Obligations (cost $41,139,738)			40,676,580

18	• AB UNCONSTRAINED BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

CORPORATES – INVESTMENT GRADE – 8.4%
Financial Institutions – 6.4%
Banking – 4.0%
Goldman Sachs Group, Inc. (The) 5.15%, 5/22/45	U.S.$	1,536	$1,535,880
Series D 6.00%, 6/15/20		165	189,015
ING Groep NV 5.775%, 12/08/15(d)		835	828,738
Lloyds Bank PLC 6.50%, 9/14/20(a)		8,200	9,462,439
Macquarie Group Ltd. 7.625%, 8/13/19(a)		115	133,153
Morgan Stanley Series G 5.50%, 7/24/20		175	196,588
Standard Chartered Bank 5.875%, 9/26/17(a)	EUR	100	118,809
Standard Chartered PLC 6.409%, 1/30/17(a)(d)	U.S.$	900	909,000
UBS AG/Stamford CT 5.875%, 7/15/16		195	201,247

			13,574,869

Finance – 2.0%
HSBC Finance Capital Trust IX 5.911%, 11/30/35		7,000	7,007,000

Insurance – 0.4%
Aetna, Inc. 6.75%, 12/15/37		257	319,144
Allied World Assurance Co. Holdings Ltd. 5.50%, 11/15/20		180	198,652
Anthem, Inc. 5.875%, 6/15/17		20	21,341
7.00%, 2/15/19		45	51,177
Cigna Corp. 5.125%, 6/15/20		90	99,617
Humana, Inc. 6.30%, 8/01/18		25	27,879
7.20%, 6/15/18		180	203,429
Lincoln National Corp. 8.75%, 7/01/19		47	57,452
Markel Corp. 7.125%, 9/30/19		60	69,806
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(a)		165	249,434

			1,297,931

			21,879,800

AB UNCONSTRAINED BOND FUND •	19

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Industrial – 1.7%
Basic – 0.1%
Lubrizol Corp. 8.875%, 2/01/19	U.S.$	155	$187,733
Weyerhaeuser Co. 7.375%, 3/15/32		204	254,750

			442,483

Capital Goods – 0.1%
Republic Services, Inc. 5.25%, 11/15/21		200	223,023

Communications - Telecommunications – 0.1%
American Tower Corp. 5.05%, 9/01/20		140	152,187
British Telecommunications PLC 8.50%, 12/07/16(a)	GBP	100	165,460

			317,647

Consumer Cyclical - Retailers – 0.1%
Nordstrom, Inc. 6.25%, 1/15/18	U.S.$	180	198,246

Consumer Non-Cyclical – 0.0%
Agilent Technologies, Inc. 5.00%, 7/15/20		28	30,090
Altria Group, Inc. 9.25%, 8/06/19		34	41,955

			72,045

Energy – 0.2%
Anadarko Petroleum Corp. 5.95%, 9/15/16		34	35,251
Energy Transfer Partners LP 6.125%, 2/15/17		225	235,131
EQT Corp. 8.125%, 6/01/19		35	40,558
Hess Corp. 8.125%, 2/15/19		35	40,652
Noble Energy, Inc. 8.25%, 3/01/19		153	178,228
Noble Holding International Ltd. 4.90%, 8/01/20		15	12,883
Spectra Energy Capital LLC 8.00%, 10/01/19		170	195,402

			738,105

Technology – 1.0%
Hewlett Packard Enterprise Co. 4.40%, 10/15/22(a)		3,490	3,518,991
Motorola Solutions, Inc. 7.50%, 5/15/25		181	205,107

			3,724,098

20	• AB UNCONSTRAINED BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Transportation - Airlines – 0.0%
Southwest Airlines Co. 5.75%, 12/15/16	U.S.$	70	$73,433

Transportation - Railroads – 0.1%
CSX Corp. 7.375%, 2/01/19		149	172,908

			5,961,988

Utility – 0.3%
Electric – 0.1%
Constellation Energy Group, Inc. 5.15%, 12/01/20		180	196,758
TECO Finance, Inc. 5.15%, 3/15/20		55	60,038

			256,796

Natural Gas – 0.2%
GNL Quintero SA 4.634%, 7/31/29(a)		836	832,135

			1,088,931

Total Corporates – Investment Grade (cost $28,273,161)			28,930,719

INFLATION-LINKED SECURITIES – 4.9%
United States – 4.9%
U.S. Treasury Inflation Index 0.625%, 1/15/24-2/15/43 (TIPS)		12,930	12,620,309
1.375%, 2/15/44 (TIPS)		1,265	1,311,068
3.375%, 4/15/32 (TIPS)		2,167	2,989,128

Total Inflation-Linked Securities (cost $17,129,866)			16,920,505

COMMERCIAL MORTGAGE-BACKED SECURITIES – 1.0%
Non-Agency Fixed Rate CMBS – 1.0%
Banc of America Commercial Mortgage Trust Series 2007-3, Class AJ 5.562%, 6/10/49		490	505,937
Series 2007-5, Class AM 5.772%, 2/10/51		343	359,710
Commercial Mortgage Trust Series 2007-GG9, Class AM 5.475%, 3/10/39		555	574,206
DBUBS Mortgage Trust Series 2011-LC2A, Class E 5.458%, 7/10/44(a)		600	590,897

AB UNCONSTRAINED BOND FUND •	21

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

GS Mortgage Securities Trust Series 2006-GG6, Class AJ 5.522%, 4/10/38	U.S.$	420	$421,138
ML-CFC Commercial Mortgage Trust Series 2006-1, Class AJ 5.563%, 2/12/39		425	427,902
Series 2006-4, Class AJ 5.239%, 12/12/49		545	543,166

Total Commercial Mortgage-Backed Securities (cost $3,366,358)			3,422,956

QUASI-SOVEREIGNS – 1.0%
Quasi-Sovereign Bonds – 1.0%
Malaysia – 0.1%
Petronas Capital Ltd. 5.25%, 8/12/19(a)		190	207,255

Mexico – 0.9%
Petroleos Mexicanos Series 14-2 7.47%, 11/12/26	MXN	55,570	3,193,682

Total Quasi-Sovereigns (cost $3,949,560)			3,400,937

		Contracts
OPTIONS PURCHASED – CALLS – 0.5%
Options on Indices – 0.5%
EURO STOXX 50 Volatility Index Expiration: Dec 2015, Exercise Price: EUR 3,260.00(j)(k)		1,000	210,439
S&P 500 Index Expiration: Dec 2015, Exercise Price: $ 1,995.00(j)(l)		147	1,458,240

Total Options Purchased – Calls (premiums paid $897,526)			1,668,679

22	• AB UNCONSTRAINED BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

WHOLE LOAN TRUSTS – 0.5%
Performing Asset – 0.5%
Deutsche Bank Mexico SA 8.00%, 10/31/34(e)(m)(n)	MXN	23,239	$1,048,288
Recife Funding Zero Coupon, 11/05/29(e)(m)	U.S.$	530	551,162

Total Whole Loan Trusts (cost $1,868,410)			1,599,450

EMERGING MARKETS – TREASURIES – 0.2%
Dominican Republic – 0.2%
Dominican Republic International Bond 15.95%, 6/04/21(i) (cost $751,898)	DOP	27,000	740,529

GOVERNMENTS – SOVEREIGN BONDS – 0.2%
Hungary – 0.2%
Hungary Government International Bond 6.375%, 3/29/21 (cost $507,638)	U.S.$	510	586,449

		Contracts
OPTIONS PURCHASED – PUTS – 0.1%
Options on Forward Contracts – 0.1%
EUR/USD Expiration: Jan 2016, Exercise Price: EUR 1.11(j)		30,520,000	280,841

		Notional Amount (000)
Swaptions – 0.0%
CDX-NAHY.25 RTP Citibank, NA (Buy Protection) Expiration: Nov 2015, Exercise Rate: 102.00%(j)	U.S.$	5,530	19,566
CDX-NAHY.25 RTP Morgan Stanley Capital Services LLC (Buy Protection) Expiration: Nov 2015, Exercise Rate: 101.50%(j)		5,530	14,543
CDX-NAHY.25 RTP Morgan Stanley Capital Services LLC (Buy Protection) Expiration: Nov 2015, Exercise Rate: 101.50%(j)		5,530	14,543

			48,652

Total Options Purchased – Puts (premiums paid $372,295)			329,493

AB UNCONSTRAINED BOND FUND •	23

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

ASSET-BACKED SECURITIES – 0.1%
Home Equity Loans - Floating Rate – 0.1%
GSAA Trust Series 2006-5, Class 2A3 0.467%, 3/25/36(f)	U.S.$	397	$269,398

Home Equity Loans - Fixed Rate – 0.0%
Nationstar NIM Ltd. Series 2007-A 9.79%, 3/25/37(i)(m)		3	– 0	–

Total Asset-Backed Securities (cost $292,133)			269,398

LOCAL GOVERNMENTS – MUNICIPAL BONDS – 0.0%
United States – 0.0%
Alameda Corridor Trnsp Auth CA Series 1999C 6.60%, 10/01/29 (cost $112,550)		100	120,433

EMERGING MARKETS – CORPORATE BONDS – 0.0%
Industrial – 0.0%
Consumer Non-Cyclical – 0.0%
Virgolino de Oliveira Finance SA 10.50%, 1/28/18(i)(o) (cost $477,436)		804	10,452

		Shares
COMMON STOCKS – 0.0%
Resolute Forest Products, Inc.(j) (cost $0)		48	359

		Principal Amount (000)
SHORT-TERM INVESTMENTS – 27.9%
Agency Discount Notes – 16.4%
Federal Home Loan Bank Discount Notes Zero Coupon, 11/06/15-1/15/16 (cost $56,501,635)	U.S.$	56,510	56,503,789

		Shares
Investment Companies – 11.4%
AB Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.13%(p)(q) (cost $39,384,731)		39,384,731	39,384,731

24	• AB UNCONSTRAINED BOND FUND

Portfolio of Investments

		Principal Amount (000)		U.S. $ Value

Time Deposits – 0.1%
BBH, Grand Cayman (1.00)%, 11/02/15	CHF	7		$7,183
0.05%, 11/02/15	CAD	– 0	–+	– 0	–^
0.08%, 11/02/15	GBP	– 0	–+	3
0.121%, 11/02/15	NOK	– 0	–+	4
0.854%, 11/02/15	AUD	– 0	–+	2
1.50%, 11/02/15	NZD	– 0	–+	– 0	–^
DNB, Oslo (0.237)%, 11/02/15	EUR	60		65,935
Nordea Bank Norge, Oslo 0.03%, 11/02/15	U.S.$	288		287,656

Total Time Deposits (cost $362,162)				360,783

Total Short-Term Investments (cost $96,248,528)				96,249,303

Total Investments – 95.8% (cost $333,926,742)				330,121,100
Other assets less liabilities – 4.2%				14,244,787

Net Assets – 100.0%				$344,365,887

FUTURES (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at October 31, 2015	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
ASX 10 Yr Bond Futures	145	December 2015	$13,281,444	$13,375,931	$94,487
EURO STOXX 50 Futures	134	December 2015	4,659,712	5,007,538	347,826
Nikkei 225 (CME) Futures	53	December 2015	4,849,550	5,012,475	162,925
Russell 2000 Mini Futures	97	December 2015	11,175,450	11,235,510	60,060
STOXX 600 Bank Futures	261	December 2015	2,739,497	2,746,691	7,194
U.S. Ultra Bond (CBT) Futures	19	December 2015	3,087,219	3,035,250	(51,969)
UK Long Gilt Bond Futures	36	December 2015	6,621,418	6,534,842	(86,576)

AB UNCONSTRAINED BOND FUND •	25

Portfolio of Investments

Type	Number of Contracts	Expiration Month	Original Value	Value at October 31, 2015	Unrealized Appreciation/ (Depreciation)
Sold Contracts
Euro-Bund Futures	60	December 2015	$10,098,086	$10,372,559	$(274,473)
Fed Fund 30day Futures	152	January 2016	63,094,547	63,180,054	(85,507)
S&P 500 E-Mini Futures	323	December 2015	31,741,605	33,490,255	(1,748,650)
U.S. Long Bond (CBT) Futures	6	December 2015	936,805	938,625	(1,820)
U.S. T-Note 10 Yr (CBT) Futures	34	December 2015	4,382,812	4,341,375	41,437
U.S. T-Note 5 Yr (CBT) Futures	58	December 2015	6,982,945	6,946,859	36,086

					$(1,498,980)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	NOK	10,967	USD	1,284	12/17/15	$(5,510)
Barclays Bank PLC	USD	1,714	TRY	5,343	12/17/15	94,589
BNP Paribas SA	JPY	1,079,686	USD	8,989	12/17/15	35,008
BNP Paribas SA	TWD	310,901	USD	9,572	1/29/16	147
Brown Brothers Harriman & Co.	EUR	13,988	USD	15,955	12/04/15	567,141
Brown Brothers Harriman & Co.	USD	794	EUR	708	12/04/15	(15,219)
Brown Brothers Harriman & Co.	EUR	7,605	USD	8,557	12/17/15	188,007
Brown Brothers Harriman & Co.	NOK	3,463	USD	408	12/17/15	958
Brown Brothers Harriman & Co.	NZD	368	USD	232	12/17/15	(16,877)
Brown Brothers Harriman & Co.	USD	1,766	CZK	42,060	12/17/15	(57,597)
Brown Brothers Harriman & Co.	USD	1,245	EUR	1,110	12/17/15	(23,050)
Brown Brothers Harriman & Co.	JPY	10,131	USD	84	1/15/16	(61)
Brown Brothers Harriman & Co.	MXN	114,431	USD	6,879	1/15/16	(12,174)
Brown Brothers Harriman & Co.	NOK	7,153	USD	880	1/15/16	39,472
Brown Brothers Harriman & Co.	TRY	10,737	USD	3,474	1/15/16	(130,439)
Brown Brothers Harriman & Co.	USD	6	MXN	106	1/15/16	85
Brown Brothers Harriman & Co.	USD	233	NZD	364	1/15/16	12,438
Citibank, NA	GBP	1,148	USD	1,747	12/17/15	(22,840)
Citibank, NA	TRY	2,958	USD	983	12/17/15	(18,601)
Citibank, NA	USD	1,745	HUF	480,922	12/17/15	(44,054)
Citibank, NA	USD	3,452	INR	225,928	12/17/15	(21,207)
Citibank, NA	USD	1,808	JPY	216,688	12/17/15	(11,128)
Citibank, NA	USD	1,740	PLN	6,492	12/17/15	(62,369)
Citibank, NA	USD	4,730	SGD	6,598	12/17/15	(27,226)
Credit Suisse International	EUR	3,378	USD	3,812	12/17/15	95,135
Deutsche Bank AG	USD	1,567	BRL	6,313	12/17/15	46,915
Deutsche Bank AG	USD	3,869	EUR	3,390	12/17/15	(138,716)
Deutsche Bank AG	USD	2,273	NOK	18,519	12/17/15	(95,524)
Deutsche Bank AG	USD	5,677	BRL	22,878	1/05/16	135,831
Deutsche Bank AG	USD	1,052	BRL	4,239	1/15/16	21,006
Deutsche Bank AG	BRL	33,431	USD	7,442	1/04/17	(100,860)

26	• AB UNCONSTRAINED BOND FUND

Portfolio of Investments

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Goldman Sachs Bank USA	BRL	5,144	USD	1,328	11/04/15	$(5,535)
Goldman Sachs Bank USA	USD	1,333	BRL	5,144	11/04/15	373
Goldman Sachs Bank USA	USD	32,196	BRL	125,500	11/19/15	168,732
Goldman Sachs Bank USA	CNY	22,039	USD	3,433	12/17/15	(32,428)
Goldman Sachs Bank USA	INR	112,359	USD	1,704	12/17/15	(1,510)
Goldman Sachs Bank USA	JPY	205,039	USD	1,699	12/17/15	(971)
Goldman Sachs Bank USA	KRW	3,198,053	USD	2,740	12/17/15	(57,172)
Goldman Sachs Bank USA	MYR	7,461	USD	1,717	12/17/15	(15,405)
Goldman Sachs Bank USA	RUB	71,184	USD	1,009	12/17/15	(90,540)
Goldman Sachs Bank USA	SGD	1,470	USD	1,025	12/17/15	(22,974)
Goldman Sachs Bank USA	TWD	159,681	USD	4,826	12/17/15	(90,440)
Goldman Sachs Bank USA	USD	1,739	INR	115,890	12/17/15	20,813
Goldman Sachs Bank USA	USD	1,676	KRW	1,896,932	12/17/15	(16,953)
Goldman Sachs Bank USA	USD	1,752	KRW	2,026,516	12/17/15	20,591
Goldman Sachs Bank USA	USD	1,741	MXN	29,217	12/17/15	21,968
Goldman Sachs Bank USA	USD	1,020	RUB	69,315	12/17/15	50,676
Goldman Sachs Bank USA	USD	804	TWD	26,153	12/17/15	1,172
Goldman Sachs Bank USA	USD	1,159	TWD	37,546	12/17/15	(2,950)
Goldman Sachs Bank USA	USD	9,366	BRL	37,222	1/15/16	55,058
Goldman Sachs Bank USA	BRL	147,180	USD	32,273	1/04/17	(933,152)
HSBC Bank USA	CHF	1,616	USD	1,663	12/17/15	25,773
HSBC Bank USA	GBP	577	USD	877	12/17/15	(12,189)
HSBC Bank USA	JPY	414,834	USD	3,461	12/17/15	20,878
HSBC Bank USA	JPY	209,358	USD	1,730	12/17/15	(6,084)
HSBC Bank USA	MXN	29,897	USD	1,760	12/17/15	(44,041)
HSBC Bank USA	SGD	5,129	USD	3,646	12/17/15	(10,139)
HSBC Bank USA	USD	2,201	CAD	2,923	12/17/15	34,344
HSBC Bank USA	USD	670	EUR	593	12/17/15	(17,425)
HSBC Bank USA	USD	1,800	JPY	215,297	12/17/15	(14,481)
HSBC Bank USA	USD	3,935	MXN	66,411	12/17/15	72,486
HSBC Bank USA	BRL	66,700	USD	21,199	1/05/16	4,252,072
HSBC Bank USA	USD	3,405	JPY	407,847	1/15/16	(20,548)
JPMorgan Chase Bank, NA	EUR	2,617	USD	2,900	12/17/15	20,391
JPMorgan Chase Bank, NA	USD	8,312	GBP	5,401	12/17/15	12,544
JPMorgan Chase Bank, NA	USD	1,656	INR	109,948	12/17/15	13,534
JPMorgan Chase Bank, NA	USD	5,450	SEK	44,938	12/17/15	(184,604)
JPMorgan Chase Bank, NA	USD	7,839	JPY	932,773	1/15/16	(97,094)
Morgan Stanley Capital Services LLC	BRL	19,138	USD	4,959	11/04/15	(1,387)
Morgan Stanley Capital Services LLC	USD	3,494	BRL	13,993	11/04/15	133,212
Morgan Stanley Capital Services LLC	USD	1,338	BRL	5,145	11/04/15	(4,099)
Morgan Stanley Capital Services LLC	CAD	2,222	USD	1,689	12/17/15	(9,922)
Morgan Stanley Capital Services LLC	CHF	1,697	USD	1,749	12/17/15	29,667
Morgan Stanley Capital Services LLC	JPY	199,553	USD	1,659	12/17/15	4,046
Morgan Stanley Capital Services LLC	USD	1,046	BRL	4,259	12/17/15	42,802

AB UNCONSTRAINED BOND FUND •	27

Portfolio of Investments

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Morgan Stanley Capital Services LLC	USD	1,713	GBP	1,116	12/17/15	$8,040
Morgan Stanley Capital Services LLC	USD	10,718	BRL	43,822	1/05/16	416,282
Morgan Stanley Capital Services LLC	BRL	97,956	USD	32,904	1/06/16	8,025,648
Morgan Stanley Capital Services LLC	USD	23,434	BRL	97,956	1/06/16	1,444,168
Morgan Stanley Capital Services LLC	BRL	4,784	USD	1,189	1/15/16	(22,083)
Morgan Stanley Capital Services LLC	CAD	10,196	USD	7,810	1/15/16	15,488
Northern Trust Co.	SEK	45,015	USD	5,474	12/17/15	199,364
Northern Trust Co.	USD	1,729	SEK	14,678	12/17/15	(9,152)
Northern Trust Co.	USD	10,425	TRY	32,137	12/17/15	453,942
Northern Trust Co.	USD	3,013	TRY	9,418	1/15/16	148,740
Royal Bank of Scotland PLC	MXN	36,536	USD	2,100	12/17/15	(105,226)
Royal Bank of Scotland PLC	MYR	7,423	USD	1,756	12/17/15	32,156
Royal Bank of Scotland PLC	TWD	34,270	USD	1,057	12/17/15	1,551
Royal Bank of Scotland PLC	USD	7,544	EUR	6,687	12/17/15	(186,166)
Royal Bank of Scotland PLC	USD	1,778	INR	117,209	12/17/15	1,305
Royal Bank of Scotland PLC	USD	1,717	JPY	207,672	12/17/15	5,011
Royal Bank of Scotland PLC	USD	1,575	TWD	51,041	12/17/15	(3,038)
Royal Bank of Scotland PLC	USD	1,037	TWD	34,122	12/17/15	12,856
Standard Chartered Bank	BRL	13,993	USD	3,450	11/04/15	(177,403)
Standard Chartered Bank	USD	3,626	BRL	13,993	11/04/15	1,014
Standard Chartered Bank	BRL	13,407	USD	3,342	12/17/15	(84,993)
Standard Chartered Bank	CAD	6,043	USD	4,560	12/17/15	(60,194)
Standard Chartered Bank	EUR	934	USD	1,057	12/17/15	29,299
Standard Chartered Bank	INR	114,655	USD	1,745	12/17/15	3,885
Standard Chartered Bank	TRY	33,155	USD	10,592	12/17/15	(631,908)
Standard Chartered Bank	USD	1,014	EUR	912	12/17/15	(11,050)
Standard Chartered Bank	USD	1,051	KRW	1,240,164	12/17/15	33,950
Standard Chartered Bank	USD	3,632	MYR	14,948	12/17/15	(160,544)
Standard Chartered Bank	USD	1,801	TWD	58,231	12/17/15	(8,468)
Standard Chartered Bank	GBP	5,482	USD	8,575	1/15/16	126,362
UBS AG	USD	827	MXN	14,163	12/17/15	27,316

						$13,268,521

PUT OPTIONS WRITTEN (see Note D)

Description	Contracts	Exercise Price		Expiration Month	Premiums Received	U.S. $ Value
Euro STOXX 50 Index(k)	1,000	EUR	3,260.00	December 2015	$222,029	$(53,130)
PowerShares Senior Loan ETF(k)	220,000		$23.00	November 2015	81,400	(41,584)
PowerShares Senior Loan ETF(k)	220,000		23.00	November 2015	74,800	(41,584)
PowerShares Senior Loan ETF(k)	220,000		23.00	November 2015	77,000	(41,584)
PowerShares Senior Loan ETF(k)	620,000		23.00	December 2015	204,600	(252,450)
S&P 500 Index(l)	147		1,995.00	December 2015	1,329,903	(301,350)

					$1,989,732	$(731,682)

28	• AB UNCONSTRAINED BOND FUND

Portfolio of Investments

INTEREST RATE SWAPTIONS WRITTEN (see Note D)

Description	Index	Counter- Party	Strike Rate	Expiration Date	Notional Amount (000)		Premiums Received	Market Value
OTC - 1 Year Interest Rate Swap	3 Month LIBOR	Barclays Bank PLC	2.53%	11/02/15	USD	14,980	$329,560	$(114,380)
OTC - 1 Year Interest Rate Swap	3 Month LIBOR	Citibank, NA	2.56	11/13/15		6,020	132,741	(64,529)
OTC - 1 Year Interest Rate Swap	3 Month LIBOR	Citibank, NA	2.56	11/23/15		7,880	148,932	(120,946)

							$611,233	$(299,855)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Clearing Broker/ (Exchange) & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at October 31, 2015	Notional Amount (000)		Market Value	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Citigroup Global Markets, Inc./(INTRCONX):
CDX-NAHY Series 25, 5 Year Index, 12/20/20*	(5.00)%	4.27%		$11,400	$(423,592)	$(74,941)
CDX-NAHY Series 25, 5 Year Index, 12/20/20*	(5.00)	4.27		13,870	(515,369)	(163,931)
CDX-NAIG Series 23, 5 Year Index, 12/20/19*	(1.00)	0.72		37,500	(460,433)	128,319
CDX-NAIG Series 25, 5 Year Index, 12/20/20*	(1.00)	0.79		36,570	(421,101)	(136,375)
CDX-NAIG Series 25, 5 Year Index, 12/20/20*	(1.00)	0.79		16,710	(192,415)	(60,472)
iTraxx Europe Crossover Series 23, 5 Year Index, 6/20/20*	(5.00)	3.13	EUR	3,190	(292,307)	42,470
iTraxx Europe Senior Financials Series 23, 5 Year Index, 6/20/20*	(1.00)	0.62		10,160	(205,159)	(36,144)
Sale Contracts
Citigroup Global Markets, Inc./(CME):
CDX-NAHY Series 20, 5 Year Index, 6/20/18*	5.00	2.24		$1,862	140,882	106,786

AB UNCONSTRAINED BOND FUND •	29

Portfolio of Investments

Clearing Broker/ (Exchange) & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at October 31, 2015	Notional Amount (000)		Market Value	Unrealized Appreciation/ (Depreciation)
Citigroup Global Markets, Inc./(INTRCONX):
CDX-NAHY Series 20, 5 Year Index, 6/20/18*	5.00%	2.24%		$1,604	$121,348	$36,946
CDX-NAHY Series 25, 5 Year Index, 12/20/20*	5.00	4.27		20,210	750,946	796,626
CDX-NAHY Series 25, 5 Year Index, 12/20/20*	5.00	4.27		18,240	677,746	321,831
CDX-NAIG Series 24, 5 Year Index, 6/20/20*	1.00	0.75		17,670	218,771	(66,669)
CDX-NAIG Series 24, 5 Year Index, 6/20/20*	1.00	0.75		134,670	1,667,337	(462,034)
iTraxx Europe Crossover Series 23, 5 Year Index, 6/20/20*	5.00	3.13	EUR	5,446	499,862	(12,450)
iTraxx Europe Crossover Series 23, 5 Year Index, 6/20/20*	5.00	3.13		13,189	1,210,551	(33,502)
iTraxx Europe Crossover Series 23, 5 Year Index, 6/20/20*	5.00	3.13		11,420	1,048,183	(99,486)
iTraxx Europe Crossover Series 24, 5 Year Index, 12/20/20*	5.00	2.98		7,700	832,316	226,619

					$4,657,566	$513,593

*	Termination date

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

				Rate Type
Clearing Broker /(Exchange)	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Citigroup Global Markets, Inc./(CME)	CA	D 58,670	5/27/20	1.45%	3 Month CDOR	$(702,720)
Citigroup Global Markets, Inc./(CME)		$19,100	7/03/20	1.85%	3 Month LIBOR	(463,049)
Citigroup Global Markets, Inc./(CME)		36,830	7/13/22	3 Month LIBOR	2.06%	943,448

						$(222,321)

30	• AB UNCONSTRAINED BOND FUND

Portfolio of Investments

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at October 31, 2015	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Bank of America, NA:
LCDX-NA Series 20, 5 Year Index, 6/20/18*	(2.50)%	1.15%		$8,736	$(321,519)	$(154,227)	$(167,292)
Citibank, NA:
iTraxx Japan Series 24, 5 Year Index, 12/20/20*	(1.00)	0.67	JPY	3,880	(574,172)	(407,039)	(167,133)
Credit Suisse International:
BellSouth Corporation, 6.550% 6/15/34, 9/20/19*	(1.00)	0.60		$7,520	(119,417)	(143,355)	23,938
Black & Decker Corp., 5.750% 11/15/16, 6/20/16*	(1.00)	0.00		500	103	(3,407)	3,510
Hershey Co., 4.125% 12/01/20, 6/20/16*	(1.00)	0.00		500	(2,289)	(2,845)	556
Deutsche Bank AG:
Lloyds Bank PLC, 1.500% 5/02/17, 9/20/19*	(1.00)	0.34	EUR	712	(20,856)	(14,966)	(5,890)
Lloyds Bank PLC, 1.500% 5/02/17, 9/20/19*	(1.00)	0.34		5,358	(156,981)	(123,490)	(33,491)
Goldman Sachs Bank USA:
iTraxx Australia Series 24, 5 Year Index, 12/20/20*	(1.00)	1.17		$79,139	556,265	888,342	(332,077)
Goldman Sachs International:
iTraxx Australia Series 24, 5 Year Index, 12/20/20*	(1.00)	1.17		55,531	390,224	623,470	(233,246)
United Mexican States, 5.950% 3/19/19, 12/20/19*	(1.00)	1.27		32,970	315,891	(162,123)	478,014
Morgan Stanley Capital Services LLC:
Coca-Cola Co., 5.750% 3/15/11, 6/20/16*	(1.00)	0.00		500	(3,736)	(3,361)	(375)
Credit Suisse Group Ltd., 5.000% 7/29/19, 3/20/20*	(1.00)	0.67	EUR	6,770	(115,019)	(153,499)	38,480
Republic of Korea, 7.125% 4/16/19, 12/20/20*	(1.00)	0.61		$57,930	(1,194,383)	(709,006)	(485,377)
Target Corp., 5.375% 5/01/17, 6/20/16*	(1.00)	0.00		500	(3,674)	(2,633)	(1,041)

AB UNCONSTRAINED BOND FUND •	31

Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at October 31, 2015	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Bank of America, NA:
Genworth Holdings, Inc., 6.515% 5/22/18, 6/20/20*	5.00%	5.69%	$300	$(6,702)	$12,294	$(18,996)
Barclays Bank PLC:
Assured Guaranty Municipal Corp., 6/20/20*	5.00	2.85	300	28,425	21,957	6,468
United Mexican States, 5.950% 3/19/19, 12/20/19*	1.00	1.27	14,620	(140,482)	(91,890)	(48,592)
United Mexican States, 5.950% 3/19/19, 12/20/19*	1.00	1.27	18,350	(175,812)	(78,855)	(96,957)
Citibank, NA:
Nabors Industries, Inc., 6.150% 2/15/18, 6/20/20*	1.00	3.89	300	(36,292)	(33,363)	(2,929)
Safeway, Inc., 7.250% 2/01/31, 6/20/20*	1.00	2.17	300	(15,723)	(24,324)	8,601
Staples, Inc., 2.750% 1/12/18, 6/20/20*	1.00	1.52	300	(7,224)	(11,861)	4,637
Weatherford International LLC, 4.500% 4/15/22, 6/20/20*	1.00	4.63	300	(43,978)	(25,842)	(18,136)
Credit Suisse International:
AT&T, Inc., 1.600% 2/15/17, 9/20/19*	1.00	0.52	7,520	140,898	166,400	(25,502)
Avon Products, Inc., 6.500% 3/01/19, 6/20/20*	1.00	9.14	300	(86,372)	(51,540)	(34,832)
CMBX.NA.BBB-60, 5/11/63*	3.00	3.23	32,215	(422,214)	531,072	(953,286)
Freeport-McMoran Inc., 3.550% 3/01/22, 6/20/20*	1.00	5.49	300	(52,369)	(21,122)	(31,247)
Teck Resources Ltd., 3.150% 1/15/17, 6/20/20*	1.00	10.19	300	(92,784)	(22,457)	(70,327)
Transocean Inc., 7.375% 4/15/18, 6/20/20*	1.00	8.90	300	(83,003)	(62,910)	(20,093)

				$(2,243,195)	$(60,580)	$(2,182,615)

*	Termination date

32	• AB UNCONSTRAINED BOND FUND

Portfolio of Investments

INTEREST RATE SWAPS (see Note D)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Citibank, NA	BRL	147,180	1/02/17	CDI	15.55%	$73,689
JPMorgan Chase Bank, NA		$650	4/20/20	3.74%	3 Month LIBOR	(78,594)
JPMorgan Chase Bank, NA		950	4/26/20	3.77%	3 Month LIBOR	(98,963)

						$(103,868)

TOTAL RETURN SWAPS (see Note D)

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Notional Amount (000)	Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
Citibank, NA
EURO STOXX 50 Index	30,009	—	EUR 3,160	12/18/20	$(191,397)
JPMorgan Chase Bank, NA
EURO STOXX 50 Index	30,009	—	3,211	12/18/20	(247,495)
Pay Total Return on Reference Obligation
Citibank, NA
EURO STOXX 50 Index	30,009	—	3,337	12/15/17	13,200
JPMorgan Chase Bank, NA
EURO STOXX 50 Index	30,009	—	3,376	12/15/17	56,099

					$(369,593)

VARIANCE SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Volatility Strike Price		Notional Amount (000)		Market Value	Upfront Premiums (Paid) Received			Unrealized Appreciation/ (Depreciation)
Buy Contracts
Bank of America, NA:
EURO STOXX 50 Index, 11/20/15*	EUR	30.85	EUR	1,248	$(713,011)	$	– 0	–	$(713,011)
Sale Contracts
Bank of America, NA:
EURO STOXX 50 Index, 11/20/15*		31.50		1,301	771,464		– 0	–	771,464

					$58,453	$	– 0	–	$58,453

*	Termination date

+	Principal amount less than 500.

^	Less than $0.50.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2015, the aggregate market value of these securities amounted to $49,940,199 or 14.5% of net assets.

AB UNCONSTRAINED BOND FUND •	33

Portfolio of Investments

(b)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(c)	Position, or a portion thereof, has been segregated to collateralize margin requirements for exchange-traded derivatives.

(d)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(e)	Illiquid security.

(f)	Floating Rate Security. Stated interest rate was in effect at October 31, 2015.

(g)	Defaulted matured security.

(h)	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at October 31, 2015.

(i)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.32% of net assets as of October 31, 2015, are considered illiquid and restricted.

Restricted Securities	Acquisition Date	Cost	Market Value		Percentage of Net Assets
Dominican Republic International Bond 15.95%, 6/04/21	6/04/11	$751,898	$740,529		0.22%
Golden Energy Offshore Services AS 8.41%, 5/28/17	10/31/14	1,124,542	347,960		0.10%
Nationstar NIM Ltd. Series 2007-A 9.79%, 3/25/37	4/04/07	3,301	– 0	–	0.00%
Virgolino de Oliveira Finance SA 10.50%, 1/28/18	1/23/14	477,436	10,452		0.00%

(j)	Non-income producing security.

(k)	One contract relates to 1 share.

(l)	One contract relates to 100 shares.

(m)	Fair valued by the Adviser.

(n)	Variable rate coupon, rate shown as of October 31, 2015.

(o)	Security is in default and is non-income producing.

(p)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

(q)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

The Fund currently owns investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of October 31, 2015, the fund’s total exposure to subprime investments was 7.35% of net assets. These investments are valued in accordance with the fund’s Valuation Policies (see Note A.1 for additional details).

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

CNY – Chinese Yuan Renminbi

34	• AB UNCONSTRAINED BOND FUND

Portfolio of Investments

CZK – Czech Koruna

DOP – Dominican Peso

EUR – Euro

GBP – Great British Pound

HUF – Hungarian Forint

INR – Indian Rupee

JPY – Japanese Yen

KRW – South Korean Won

MXN – Mexican Peso

MYR – Malaysian Ringgit

NOK – Norwegian Krone

NZD – New Zealand Dollar

PLN – Polish Zloty

RUB – Russian Ruble

SEK – Swedish Krona

SGD – Singapore Dollar

TRY – Turkish Lira

TWD – New Taiwan Dollar

USD – United States Dollar

Glossary:

ASX – Australian Stock Exchange

CBT – Chicago Board of Trade

CDI – Brazil CETIP Interbank Deposit Rate

CDOR – Canadian Dealer Offered Rate

CDX-NAHY – North American High Yield Credit Default Swap Index

CDX-NAIG – North American Investment Grade Credit Default Swap Index

CMBS – Commercial Mortgage-Backed Securities

CMBX.NA – North American Commercial Mortgage-Backed Index

CME – Chicago Mercantile Exchange

ETF – Exchange Traded Fund

GSE – Government-Sponsored Enterprise

INTRCONX – Inter-Continental Exchange

LCDX.NA – North American Loan Credit Default Swap Index

LIBOR – London Interbank Offered Rates

RTP – Right to Pay

TIPS – Treasury Inflation Protected Security

See notes to financial statements.

AB UNCONSTRAINED BOND FUND •	35

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

October 31, 2015

Assets
Investments in securities, at value
Unaffiliated issuers (cost $294,542,011)	$290,736,369
Affiliated issuers (cost $39,384,731)	39,384,731
Cash	13,212
Foreign currencies, at value (cost $15,370)	15,696
Cash collateral due from broker	8,426,655
Unrealized appreciation on forward currency exchange contracts	17,224,241
Upfront premiums paid on credit default swaps	2,243,535
Dividends and interest receivable	2,099,538
Unrealized appreciation on variance swaps	771,464
Receivable for capital stock sold	636,559
Unrealized appreciation on credit default swaps	564,204
Receivable for investment securities sold	464,155
Receivable for terminated interest rate swaps	439,807
Receivable for variation margin on exchange-traded derivatives	164,612
Unrealized appreciation on interest rate swaps	73,689
Unrealized appreciation on total return swaps	69,299

Total assets	363,327,766

Liabilities
Payable for investment securities purchased	4,594,253
Unrealized depreciation on forward currency exchange contracts	3,955,720
Unrealized depreciation on credit default swaps	2,746,819
Upfront premiums received on credit default swaps	2,304,115
Payable for newly entered credit default swaps	830,270
Options written, at value (premiums received $1,989,732)	731,682
Unrealized depreciation on variance swaps	713,011
Payable for capital stock redeemed	646,772
Cash collateral due to broker	480,000
Unrealized depreciation on total return swaps	438,892
Payable for terminated interest rate swaps	410,615
Swaptions written, at value (premiums received $611,233)	299,855
Unrealized depreciation on interest rate swaps	177,557
Dividends payable	174,407
Advisory fee payable	73,931
Distribution fee payable	36,304
Administrative fee payable	16,582
Payable for variation margin on exchange-traded derivatives	10,192
Transfer Agent fee payable	5,876
Accrued expenses and other liabilities	315,026

Total liabilities	18,961,879

Net Assets	$344,365,887

Composition of Net Assets
Capital stock, at par	$40,691
Additional paid-in capital	358,567,814
Distributions in excess of net investment income	(10,076,460)
Accumulated net realized loss on investment and foreign currency transactions	(11,454,782)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	7,288,624

$344,365,887

See notes to financial statements.

36	• AB UNCONSTRAINED BOND FUND

Statement of Assets & Liabilities

Net Asset Value Per Share—24 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$50,031,167	5,906,148	$8.47	*

B	$441,587	52,081	$8.48

C	$26,118,750	3,083,518	$8.47

Advisor	$220,194,682	26,021,632	$8.46

R	$1,126,267	133,051	$8.46

K	$180,737	21,285	$8.49

I	$44,241,696	5,232,701	$8.45

Z	$2,031,001	240,350	$8.45

*	The maximum offering price per share for Class A shares was $8.85, which reflects a sales charge of 4.25%.

See notes to financial statements.

AB UNCONSTRAINED BOND FUND •	37

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended October 31, 2015

Investment Income
Interest (net of foreign taxes withheld of $14,371)	$12,492,454
Dividends
Unaffiliated issuers	332,436
Affiliated issuers	24,005
Other income	11,313	$12,860,208

Expenses
Advisory fee (see Note B)	1,843,599
Distribution fee—Class A	173,211
Distribution fee—Class B	6,078
Distribution fee—Class C	259,139
Distribution fee—Class R	5,311
Distribution fee—Class K	544
Transfer agency—Class A	38,427
Transfer agency—Class B	400
Transfer agency—Class C	17,775
Transfer agency—Advisor Class	159,472
Transfer agency—Class R	2,681
Transfer agency—Class K	348
Transfer agency—Class I	35,135
Transfer agency—Class Z	86
Custodian	162,615
Audit and tax	142,199
Registration fees	120,759
Legal	61,035
Printing	56,598
Administrative	54,339
Directors’ fees	27,447
Miscellaneous	105,681

Total expenses	3,272,879
Less: expenses waived and reimbursed by the Adviser (see Note B)	(602,809)

Net expenses		2,670,070

Net investment income		10,190,138

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		(12,687,240)
Swaps		2,707,111
Futures		(348,200)
Options written		6,332,066
Swaptions written		3,882,691
Foreign currency transactions		(14,238,303)
Net change in unrealized appreciation/depreciation on:
Investments		(967,300)
Swaps		(1,133,658)
Futures		(1,365,003)
Options written		(414,722)
Swaptions written		(1,666,768)
Foreign currency denominated assets and liabilities		11,895,558

Net loss on investment and foreign currency transactions		(8,003,768)

Contributions from Affiliates (see Note B)		285,348

Net Increase in Net Assets from Operations		$2,471,718

See notes to financial statements.

38	• AB UNCONSTRAINED BOND FUND

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31, 2015	Year Ended October 31, 2014
Increase (Decrease) in Net Assets from Operations
Net investment income	$10,190,138	$6,939,002
Net realized loss on investment and foreign currency transactions	(14,351,875)	(6,646,369)
Net change in unrealized appreciation/depreciation on investments and foreign currency denominated assets and liabilities	6,348,107	4,218,329
Contributions from Affiliates (see Note B)	285,348	– 0	–

Net increase in net assets from operations	2,471,718	4,510,962
Dividends to Shareholders from
Net investment income
Class A	(1,622,181)	(861,917)
Class B	(12,800)	(5,195)
Class C	(556,134)	(104,587)
Advisor Class	(7,344,428)	(3,413,413)
Class R	(26,130)	(7,756)
Class K	(5,872)	(2,592)
Class I	(1,371,387)	(603,759)
Class Z	(16,822)	– 0	–
Capital Stock Transactions
Net increase (decrease)	(20,392,960)	126,721,807

Total increase (decrease)	(28,876,996)	126,233,550
Net Assets
Beginning of period	373,242,883	247,009,333

End of period (including distributions in excess of net investment income of $(10,076,460) and undistributed net investment income of $2,132,809, respectively)	$344,365,887	$373,242,883

See notes to financial statements.

AB UNCONSTRAINED BOND FUND •	39

Statement of Changes in Net Assets

STATEMENT OF CASH FLOWS

Year Ended October 31, 2015

Net increase in net assets from operations		$2,471,718
Reconciliation of Net Increase in Net Assets from Operations to Net Increase in Cash from Operating Activities:
Increase in interest and dividends receivable	$(167,699)
Net accretion of bond discount and amortization of bond premium	(3,677,608)
Inflation index adjustment	93,287
Decrease in accrued expenses	(167,833)
Increase in cash collateral due from broker	(6,250,622)
Increase in receivable for investment securities sold	(331,669)
Increase in payable for investment securities purchased	3,179,926
Purchases of long-term investments	(441,484,587)
Proceeds from disposition of long-term investments	443,223,097
Proceeds from disposition of short-term investments, net	6,799,556
Payments on swaps, net	(679,103)
Proceeds from written options, net	4,463,230
Payments on futures settlements, net	(348,200)
Variation margin paid on exchange-traded derivatives	(1,620,514)
Increase in cash collateral due to broker	480,000
Net realized loss on investment and foreign currency transactions	14,351,875
Net change in unrealized appreciation/depreciation on investments and foreign currency denominated assets and liabilities	(6,348,107)

Total adjustments		11,515,029

Net increase in cash from operating activities		$13,986,747

Financing Activities:
Cash dividends paid (net of dividend reinvestments)*	(3,604,157)
Redemptions of capital stock, net	(27,752,590)

Net decrease in cash from financing activities		(31,356,747)

Effect of exchange rate on cash		14,498,436

Net decrease in cash		(2,871,564)
Cash at beginning of period		2,900,472

Cash at end of period		$28,908

*Reinvestment of dividends	$7,324,276

In accordance with U.S. GAAP, the Fund has included a Statement of Cash Flows as a result of its significant investments in Level 3 securities throughout the period.

See notes to financial statements.

40	• AB UNCONSTRAINED BOND FUND

Statement of Cash Flows

NOTES TO FINANCIAL STATEMENTS

October 31, 2015

NOTE A

Significant Accounting Policies

AB Unconstrained Bond Fund, Inc. (the “Fund”) was incorporated in the State of Maryland on October 25, 1995 and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Prior to January 20, 2015, the Fund was known as AllianceBernstein Unconstrained Bond Fund, Inc. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares. Effective November 4, 2014, the Fund commenced offering of Class Z shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AB Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I and Class Z shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eight classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

AB UNCONSTRAINED BOND FUND •	41

Notes to Financial Statements

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and asked prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short-term securities that have an original maturity of 60 days or less, as well as short-term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time.

42	• AB UNCONSTRAINED BOND FUND

Notes to Financial Statements

The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which is then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded

AB UNCONSTRAINED BOND FUND •	43

Notes to Financial Statements

security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange-traded options generally will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

44	• AB UNCONSTRAINED BOND FUND

Notes to Financial Statements

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2015:

Investments in Securities	Level 1			Level 2		Level 3			Total
Assets:
Governments – Treasuries	$	– 0	–	$91,981,538		$	– 0	–	$91,981,538
Corporates – Non-Investment Grade		– 0	–	42,832,580			380,740		43,213,320
Collateralized Mortgage Obligations		– 0	–	– 0	–		40,676,580		40,676,580
Corporates – Investment Grade		– 0	–	28,930,719			– 0	–	28,930,719
Inflation-Linked Securities		– 0	–	16,920,505			– 0	–	16,920,505
Commercial Mortgage-Backed Securities		– 0	–	– 0	–		3,422,956		3,422,956
Quasi-Sovereigns		– 0	–	3,400,937			– 0	–	3,400,937
Options Purchased – Calls		– 0	–	1,668,679			– 0	–	1,668,679
Whole Loan Trusts		– 0	–	– 0	–		1,599,450		1,599,450
Emerging Markets – Treasuries		– 0	–	– 0	–		740,529		740,529
Governments – Sovereign Bonds		– 0	–	586,449			– 0	–	586,449
Options Purchased – Puts		– 0	–	329,493			– 0	–	329,493
Asset-Backed Securities		– 0	–	– 0	–		269,398	^	269,398
Local Governments – Municipal Bonds		– 0	–	120,433			– 0	–	120,433
Emerging Markets – Corporate Bonds		– 0	–	10,452			– 0	–	10,452
Common Stocks		359		– 0	–		– 0	–	359
Short-Term Investments:
Agency Discount Notes		– 0	–	56,503,789			– 0	–	56,503,789
Investment Companies		39,384,731		– 0	–		– 0	–	39,384,731
Time Deposits		– 0	–	360,783			– 0	–	360,783

Total Investments in Securities		39,385,090		243,646,357			47,089,653		330,121,100
Other Financial Instruments*:
Assets
Credit Default Swaps		– 0	–	564,204			– 0	–	564,204
Centrally Cleared Credit Default Swaps		– 0	–	1,659,597			– 0	–	1,659,597	†
Centrally Cleared Interest Rate Swaps		– 0	–	943,448			– 0	–	943,448	†
Interest Rate Swaps		– 0	–	73,689			– 0	–	73,689
Futures		394,995		355,020			– 0	–	750,015	†
Forward Currency Exchange Contracts		– 0	–	17,224,241			– 0	–	17,224,241
Total Return Swaps		– 0	–	69,299			– 0	–	69,299
Variance Swaps		– 0	–	771,464			– 0	–	771,464

AB UNCONSTRAINED BOND FUND •	45

Notes to Financial Statements

Investments in Securities	Level 1	Level 2	Level 3	Total
Liabilities
Credit Default Swaps	$	– 0	–	$(2,746,819)	$	– 0	–	$(2,746,819)
Centrally Cleared Credit Default Swaps	– 0	–	(1,146,004)	– 0	–	(1,146,004	)†
Centrally Cleared Interest Rate Swaps	– 0	–	(1,165,769)	– 0	–	(1,165,769	)†
Interest Rate Swaps	– 0	–	(177,557)	– 0	–	(177,557)
Futures	(2,248,995)	– 0	–	– 0	–	(2,248,995	)†
Forward Currency Exchange Contracts	– 0	–	(3,955,720)	– 0	–	(3,955,720)
Total Return Swaps	– 0	–	(438,892)	– 0	–	(438,892)
Variance Swaps	– 0	–	(713,011)	– 0	–	(713,011)
Put Options Written	– 0	–	(731,682)	– 0	–	(731,682)
Interest Rate Swaptions Written	– 0	–	(299,855)	– 0	–	(299,855)

Total+	$37,531,090	$253,932,010	$47,089,653	$338,552,753

^	The Fund held securities with zero market value at period end.

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument. Other financial instruments may also include options written and swaptions written which are valued at market value.

†

Only variation margin receivable/payable at period end is reported within the statements of assets and liabilities. This amount reflects cumulative appreciation/depreciation on exchange-traded derivatives as reported in the portfolio of investments.

+	There were no transfers between any levels during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instrument was transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Corporates - Non- Investment Grade		Collateralized Mortgage Obligations		Commercial Mortgage- Backed Securities		Whole Loan Trusts
Balance as of 10/31/14	$1,223,310		$19,971,463		$3,661,581		$1,368,212
Accrued discounts/(premiums)	7,742		145,988		(249)		6,063
Realized gain (loss)	(4,345)		(188,205)		(72,633)		12,236
Change in unrealized appreciation/depreciation	(821,544)		(28,163)		185		(213,239)
Purchases	1,135,195		24,957,800		– 0	–	529,912
Sales/Paydowns	(1,159,618)		(4,182,303)		(165,928)		(103,734)
Transfers into Level 3	– 0	–	– 0	–	– 0	–	– 0	–
Transfers out of Level 3	– 0	–	– 0	–	– 0	–	– 0	–

Balance as of 10/31/15	$380,740		$40,676,580		$3,422,956		$1,599,450

Net change in unrealized appreciation/depreciation from investments held as of 10/31/15**	$(808,152)		$(39,207)		$(25,722)		$(213,239)

46	• AB UNCONSTRAINED BOND FUND

Notes to Financial Statements

	Emerging Markets - Treasuries		Asset- Backed Securities^		Bank Loans			Emerging Markets - Sovereigns
Balance as of 10/31/14	$762,874		$298,483			$294,330			$17,757,640
Accrued discounts/(premiums)	(8,380)		8,805			54			38,929
Realized gain (loss)	– 0	–	9,934			539			– 0	–
Change in unrealized appreciation/depreciation	(13,965)		(12,678)			1,327			(196,569)
Purchases	– 0	–	– 0	–		– 0	–		– 0	–
Sales/Paydowns	– 0	–	(35,146)			(296,250)			(17,600,000)
Transfers into Level 3	– 0	–	– 0	–		– 0	–		– 0	–
Transfers out of Level 3	– 0	–	– 0	–		– 0	–		– 0	–

Balance as of 10/31/15	$740,529		$269,398		$	– 0	–	$	– 0	–

Net change in unrealized appreciation/depreciation from investments held as of 10/31/15**	$(13,965)		$(12,678)		$	– 0	–	$	– 0	–

	Total
Balance as of 10/31/14	$45,337,893
Accrued discounts/(premiums)	198,952
Realized gain (loss)	(242,474)
Change in unrealized appreciation/depreciation	(1,284,646)
Purchases	26,622,907
Sales/Paydowns	(23,542,979)
Transfers into Level 3	– 0	–
Transfers out of Level 3	– 0	–

Balance as of 10/31/15	$47,089,653

Net change in unrealized appreciation/depreciation from investments held as of 10/31/15**	$(1,112,963)

**	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation on investments and other financial instruments in the accompanying statement of operations.

^	The Fund held securities with zero market value at period end.

The following presents information about significant unobservable inputs related to the Fund’s Level 3 investments at October 31, 2015. Securities priced by third party vendors are excluded from the following table:

Quantitative Information about Level 3 Fair Value Measurements
	Fair Value at 10/31/15	Valuation Technique	Unobservable Input	Range/ Weighted Average
Whole Loan Trusts	$1,048,288	Projected Cashflow	Prepayment Multiple	2X/ NA
	$551,162	Market Approach	Underlying NAV of the Collateral	$104.01/ N/A
Asset Backed Securities	$0	Qualitative Assessment		$0.00/ NA

AB UNCONSTRAINED BOND FUND •	47

Notes to Financial Statements

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments, and process at vendors, 2) daily compare of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign

48	• AB UNCONSTRAINED BOND FUND

Notes to Financial Statements

investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation and depreciation on foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among various share classes based on their respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

AB UNCONSTRAINED BOND FUND •	49

Notes to Financial Statements

8. Repurchase Agreements

It is the Fund’s policy that its custodian or designated sub-custodian take control of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities is sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to seller of the security, realization of collateral by the Fund may be delayed or limited. As of October 31, 2015, the Fund did not hold repurchase agreements.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .50% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to reimburse its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to .90%, 1.60%, 1.60%, .60%, 1.10%, .85%, .60% and .60% of the daily average net assets for Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. This fee waiver and/or expense reimbursement agreement extends through January 29, 2016 and then may be extended by the Adviser for additional one-year terms. For the year ended October 31, 2015, such reimbursements/waivers amounted to $602,809.

For the year ended October 31, 2015, the Adviser reimbursed the Fund $285,348 for trading losses incurred due to trade entry errors.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended October 31, 2015, the reimbursement for such services amounted to $54,339.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $70,594 for the year ended October 31, 2015.

For the year ended October 31, 2015, there was no reduction for the expenses of Class A, Class B, Class C and Advisor Class shares under an expense offset arrangement with ABIS.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has

50	• AB UNCONSTRAINED BOND FUND

Notes to Financial Statements

advised the Fund that it has retained front-end sales charges of $2,283 from the sale of Class A shares and received $5,229, $30 and $2,127 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended October 31, 2015.

The Fund may invest in the AB Fixed-Income Shares, Inc.—Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the year ended October 31, 2015 is as follows:

Market Value October 31, 2014 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value October 31, 2015 (000)	Dividend Income (000)
$13,551	$458,377	$432,543	$39,385	$24

Brokerage commissions paid on investment transactions for the year ended October 31, 2015 amounted to $216,472, none of which was paid to Sanford C. Bernstein & Co., LLC or Sanford C. Bernstein Limited, respectively, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on Advisor Class, Class I and Class Z shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operation, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $8,335,742, $2,107,981, $40,180 and $13,347 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

AB UNCONSTRAINED BOND FUND •	51

Notes to Financial Statements

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2015 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$263,833,485	$254,788,347
U.S. government securities	130,595,863	145,689,075

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding foreign currency exchange contracts, options written, swaps and futures) are as follows:

Cost	$334,698,016

Gross unrealized appreciation	$3,749,302
Gross unrealized depreciation	(8,326,218)

Net unrealized depreciation	$(4,576,916)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purpose”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

52	• AB UNCONSTRAINED BOND FUND

Notes to Financial Statements

During the year ended October 31, 2015, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into a future, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counter party to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a future can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended October 31, 2015, the Fund held futures for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and

AB UNCONSTRAINED BOND FUND •	53

Notes to Financial Statements

foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

At October 31, 2015, the maximum payments for written put options amounted to $62,351,359. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premiums received upon entering into the contract.

The Fund may also invest in options on swaps, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

54	• AB UNCONSTRAINED BOND FUND

Notes to Financial Statements

During the year ended October 31, 2015, the Fund held purchased options for hedging and non-hedging purposes.

During the year ended October 31, 2015, the Fund held written options for hedging and non-hedging purposes.

For the year ended October 31, 2015, the Fund had the following transactions in written options:

	Number of Contracts		Premiums Received
Options written outstanding as of 10/31/14	136,353,143		$5,975,185
Options written	463,302,178		9,010,270
Options expired	(187,368,685)		(8,995,426)
Options bought back	(411,005,489)		(4,000,297)
Options exercised	– 0	–	– 0	–

Options written outstanding as of 10/31/15	1,281,147		$1,989,732

For the year ended October 31, 2015, the Fund had the following transactions in written swaptions:

	Notional Amount		Premiums Received
Swaptions written outstanding as of 10/31/14	$140,462,150		$2,377,307
Swaptions written	819,225,528		7,983,695
Swaptions expired	(436,624,357)		(3,266,365)
Swaptions bought back	(494,183,321)		(6,483,404)
Swaptions exercised	– 0	–	– 0	–

Swaptions written outstanding as of 10/31/15	$28,880,000		$611,233

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures including by making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received

AB UNCONSTRAINED BOND FUND •	55

Notes to Financial Statements

by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

56	• AB UNCONSTRAINED BOND FUND

Notes to Financial Statements

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended October 31, 2015, the Fund held interest rate swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts

AB UNCONSTRAINED BOND FUND •	57

Notes to Financial Statements

received from settlement of buy protection credit default swaps entered into by the Fund for the same reference obligation with the same counterparty. As of October 31, 2015, the Fund had Buy Contracts outstanding with respect to the same referenced obligation and counterparty as certain Sale Contracts which may partially offset the Maximum Payout Amount in the amount of $28,777,883.

Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose its investment. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/ performance risk and typically reflect the market’s assessment of the likelihood of default by the issuer on the referenced obligation. The implied credit spread of a particular reference entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced entity’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

During the year ended October 31, 2015, the Fund held credit default swaps for hedging and non-hedging purposes.

Total Return Swaps:

The Fund may enter into total return swaps in order take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

During the year ended October 31, 2015, the Fund held total return swaps for hedging and non-hedging purposes.

58	• AB UNCONSTRAINED BOND FUND

Notes to Financial Statements

Variance Swaps:

The Fund may enter into variance swaps to hedge equity market risk or adjust exposure to the equity markets. Variance swaps are contracts in which two parties agree to exchange cash payments based on the difference between the stated level of variance and the actual variance realized on underlying asset(s) or index(es). Actual “variance” as used here is defined as the sum of the square of the returns on the reference asset(s) or index(es) (which in effect is a measure of its “volatility”) over the length of the contract term. So the parties to a variance swap can be said to exchange actual volatility for a contractually stated rate of volatility.

During the year ended October 31, 2015, the Fund held variance swaps for non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various master agreements govern the terms of certain transactions with counterparties, including transactions such as derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty tables below.

AB UNCONSTRAINED BOND FUND •	59

Notes to Financial Statements

At October 31, 2015, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Unrealized appreciation on interest rate swaps	$73,689		Unrealized depreciation on interest rate swaps	$177,557

Interest rate contracts	Receivable/Payable for variation margin on exchange-traded derivatives	1,115,458	*	Receivable/Payable for variation margin on exchange-traded derivatives	1,666,114	*

Interest rate contracts				Swaptions written, at value	299,855

Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	17,224,241		Unrealized depreciation on forward currency exchange contracts	3,955,720

Foreign exchange contracts	Investments in securities, at value	280,841

Credit contracts	Unrealized appreciation on credit default swaps	564,204		Unrealized depreciation on credit default swaps	2,746,819

Credit contracts	Receivable/Payable for variation margin on exchange-traded derivatives	1,659,597	*	Receivable/Payable for variation margin on exchange-traded derivatives	1,146,004	*

Credit contracts	Investments in securities, at value	48,652

Equity contracts	Unrealized appreciation on variance swaps	771,464		Unrealized depreciation on variance swaps	713,011

Equity contracts	Unrealized appreciation on total return swaps	69,299		Unrealized depreciation on total return swaps	438,892

60	• AB UNCONSTRAINED BOND FUND

Notes to Financial Statements

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$578,005	*	Receivable/Payable for variation margin on exchange-traded derivatives	$1,748,650	*

Equity contracts	Investment in securities, at value	1,668,679		Options written, at value	731,682

Total		$24,054,129			$13,624,304

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) on exchange-traded derivatives as reported in the portfolio of investments.

The effect of derivative instruments on the statement of operations for the year ended October 31, 2015:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation/ depreciation on swaps	$(821,819)	$441,148

Interest rate contracts	Net realized gain/(loss) on futures; Net change in unrealized appreciation/ depreciation on futures	(446,815)	(252,713)

Interest rate contracts	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/depreciation on investment transactions	(1,395,528)	722,572

AB UNCONSTRAINED BOND FUND •	61

Notes to Financial Statements

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain/(loss) on options written; Net change in unrealized appreciation/depreciation on options written	$2,121,956	$(375,325)

Interest rate contracts	Net realized gain/(loss) on swaptions written; Net change in unrealized appreciation/depreciation on swaptions written	1,807,647	39,063

Foreign exchange contracts	Net realized gain/(loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation on foreign currency denominated assets and liabilities	14,058,095	11,298,747

Foreign exchange contracts	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/depreciation on investment transactions	(400,170)	214,219

Foreign exchange contracts	Net realized gain/(loss) on options written; Net change in unrealized appreciation/depreciation on options written	369,342	(64,542)

Credit contracts	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/depreciation on investment transactions	(2,369,409)	910,709

62	• AB UNCONSTRAINED BOND FUND

Notes to Financial Statements

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Credit contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation/ depreciation on swaps	$1,856,710	$(1,056,723)

Credit Contracts	Net realized gain/(loss) on swaptions written; Net change in unrealized appreciation/depreciation on swaptions written	2,075,044	(1,705,831)

Equity contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation/ depreciation on swaps	1,672,220	(518,083)

Equity contracts	Net realized gain/(loss) on futures; Net change in unrealized appreciation/depreciation on futures	98,615	(1,112,290)

Equity contracts	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/depreciation on investment transactions	(6,311,564)	2,648,408

Equity contracts	Net realized gain/(loss) on options written; Net change in unrealized appreciation/depreciation on options written	3,840,768	25,145

Total		$16,155,092	$11,214,504

AB UNCONSTRAINED BOND FUND •	63

Notes to Financial Statements

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended October 31, 2015:

Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts.	$239,094,646
Average notional amount of sale contracts	$291,869,347

Centrally Cleared Interest Rate Swaps:
Average notional amount.	$253,355,037

Credit Default Swaps:
Average notional amount of buy contracts.	$294,066,278
Average notional amount of sale contracts	$78,525,769

Forward Currency Exchange Contracts:
Average principal amount of buy contracts.	$126,065,237
Average principal amount of sale contracts	$227,969,766

Futures:
Average notional amount of buy contracts.	$17,594,341
Average notional amount of sale contracts	$186,662,907

Interest Rate Swaps:
Average notional amount	$62,899,708

Total Return Swaps:
Average notional amount	$15,106,807

Variance Swaps:
Average notional amount	$5,089,122

Purchased Options:
Average monthly cost.	$3,410,656

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

64	• AB UNCONSTRAINED BOND FUND

Notes to Financial Statements

All derivatives held at year end were subject to netting arrangements. The following tables present the Fund’s derivative assets and derivative liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of October 31, 2015:

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset			Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivatives Assets
Exchange-Traded Derivatives:
Citigroup Global Markets, Inc.**	$100,462	$	– 0	–	$	– 0	–	$	– 0	–		$100,462
Goldman, Sachs & Co.**	64,150		– 0	–		– 0	–		– 0	–		64,150
Morgan Stanley & Co. LLC**	1,458,240		(311,542)			– 0	–		– 0	–		1,146,698

Total	$1,622,852		$(311,542)		$	– 0	–	$	– 0	–		$1,311,310

OTC Derivatives:
Bank of America, N.A.	$771,464		$(771,464)		$	– 0	–	$	– 0	–	$	– 0	–
Barclays Bank PLC	123,014		(123,014)			– 0	–		– 0	–		– 0	–
BNP Paribas SA	35,155		– 0	–		– 0	–		– 0	–		35,155
Brown Brothers Harriman & Co.	808,101		(255,417)			– 0	–		– 0	–		552,684
Citibank, N.A.	106,455		(106,455)			– 0	–		– 0	–		– 0	–
Credit Suisse International	236,136		(236,136)			– 0	–		– 0	–		– 0	–
Deutsche Bank AG	484,593		(484,593)			– 0	–		– 0	–		– 0	–
Goldman Sachs Bank USA/Goldman Sachs International	1,812,202		(1,323,160)			(480,000)			– 0	–		9,042
HSBC Bank USA	4,405,553		(124,907)			– 0	–		(4,280,646)			– 0	–
JPMorgan Chase Bank, N.A.	102,568		(102,568)			– 0	–		– 0	–		– 0	–
Morgan Stanley Capital Services LLC	10,148,439		(1,354,303)			– 0	–		– 0	–		8,794,136
Northern Trust Co.	802,046		(9,152)			– 0	–		– 0	–		792,894
Royal Bank of Scotland PLC	52,879		(52,879)			– 0	–		– 0	–		– 0	–
Standard Chartered Bank	194,510		(194,510)			– 0	–		– 0	–		– 0	–
UBS AG	27,316		– 0	–		– 0	–		– 0	–		27,316

Total	$20,110,431		$(5,138,558)			$(480,000)			$(4,280,646)			$10,211,227	^

AB UNCONSTRAINED BOND FUND •	65

Notes to Financial Statements

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivatives Liabilities
Exchange-Traded Derivatives:
Morgan Stanley & Co. LLC**	$311,542	$(311,542)	$	– 0	–	$	– 0	–	$	– 0	–

Total	$311,542	$(311,542)	$	– 0	–	$	– 0	–	$	– 0	–

OTC Derivatives:
Bank of America, N.A.	$1,165,984	$(771,464)	$	– 0	–		$(394,520)		$	– 0	–
Barclays Bank PLC	436,184	(123,014)		– 0	–		(313,170)			– 0	–
Brown Brothers Harriman & Co.	255,417	(255,417)		– 0	–		– 0	–		– 0	–
Citibank, N.A.	1,261,686	(106,455)		– 0	–		(1,155,231)			– 0	–
Credit Suisse International	858,448	(236,136)		– 0	–		(622,312)			– 0	–
Deutsche Bank AG	765,387	(484,593)		– 0	–		(131,921)			148,873
Goldman Sachs Bank USA/Goldman Sachs International	1,323,160	(1,323,160)		– 0	–		– 0	–		– 0	–
HSBC Bank USA	124,907	(124,907)		– 0	–		– 0	–		– 0	–
JPMorgan Chase Bank, N.A.	706,750	(102,568)		– 0	–		(392,618)			211,564
Morgan Stanley Capital Services LLC	1,354,303	(1,354,303)		– 0	–		– 0	–		– 0	–
Northern Trust Co.	9,152	(9,152)		– 0	–		– 0	–		– 0	–
Royal Bank of Scotland PLC	294,430	(52,879)		– 0	–		– 0	–		241,551
Standard Chartered Bank	1,134,560	(194,510)		– 0	–		– 0	–		940,050

Total	$9,690,368	$(5,138,558)	$	– 0	–		$(3,009,772)			$1,542,038	^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

**	Cash and securities have been posted for initial margin requirements on exchange-traded derivatives outstanding at October 31, 2015.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

66	• AB UNCONSTRAINED BOND FUND

Notes to Financial Statements

2. Currency Transactions

The Fund may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having at least equal to the repurchase price. For the year ended October 31, 2015, the Fund had no transactions in reverse repurchase agreements.

4. Loan Participations and Assignments

The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or by buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). A loan is often administered by a bank or other financial institution (the “Lender”) that acts as agent for all holders. The agent administers the terms of the loan as specified in the loan agreement. When investing in Participations, the Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. In addition, when investing in Participations, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender and only upon receipt of payments by the Lender from the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the Lender. When the Fund purchases Assignments from Lenders, it will typically acquire direct rights against the borrower on the loan. These loans may include participations in “bridge loans”, which are loans taken out by borrowers for a short period (typically less than six months) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high-yield bonds issued for the purpose of acquisitions. The Fund may also participate in unfunded loan commitments, which are contractual obligations for investing in future Participations, and may receive a commitment fee

AB UNCONSTRAINED BOND FUND •	67

Notes to Financial Statements

based on the amount of the commitment. Under these arrangements, the Fund may receive a fixed rate commitment fee and, if and to the extent the borrower borrows under the facility, the Fund may receive an additional funding fee.

Unfunded loan commitments and funded loans are marked to market daily.

As of October 31, 2015, the Fund had no unfunded loan commitments outstanding or bridge loan commitments outstanding.

During the year ended October 31, 2015, the Fund received no commitment fees or additional funding fees.

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014

Class A
Shares sold	1,770,960	3,801,414	$15,341,136	$33,219,226

Shares issued in reinvestment of dividends	126,102	57,790	1,086,794	504,466

Shares converted from Class B	26,381	39,747	228,087	346,769

Shares redeemed	(3,213,856)	(5,221,056)	(27,805,031)	(45,517,956)

Net decrease	(1,290,413)	(1,322,105)	$(11,149,014)	$(11,447,495)

Class B
Shares sold	1,738	12,919	$15,155	$112,395

Shares issued in reinvestment of dividends	1,342	519	11,577	4,534

Shares converted to Class A	(26,358)	(39,731)	(228,087)	(346,769)

Shares redeemed	(20,063)	(40,193)	(173,716)	(350,724)

Net decrease	(43,341)	(66,486)	$(375,071)	$(580,564)

Class C
Shares sold	1,397,893	868,703	$12,104,073	$7,579,382

Shares issued in reinvestment of dividends	48,933	8,432	421,195	73,403

Shares redeemed	(748,068)	(647,434)	(6,456,498)	(5,646,157)

Net increase	698,758	229,701	$6,068,770	$2,006,628

68	• AB UNCONSTRAINED BOND FUND

Notes to Financial Statements

	Shares		Amount
	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014

Advisor Class
Shares sold	10,853,530	21,903,391	$93,884,157	$190,488,326

Shares issued in reinvestment of dividends	509,826	220,079	4,385,463	1,917,421

Shares redeemed	(14,033,399)	(10,039,377)	(121,035,374)	(87,289,206)

Net increase (decrease)	(2,670,043)	12,084,093	$(22,765,754)	$105,116,541

Class R
Shares sold	71,570	19,101	$616,234	$166,216

Shares issued in reinvestment of dividends	3,040	890	26,129	7,748

Shares redeemed	(34,204)	(32,642)	(293,796)	(282,150)

Net increase (decrease)	40,406	(12,651)	$348,567	$(108,186)

Class K
Shares sold	6,729	25,689	$57,949	$224,729

Shares issued in reinvestment of dividends	656	281	5,670	2,456

Shares redeemed	(14,356)	(3,279)	(124,876)	(28,526)

Net increase (decrease)	(6,971)	22,691	$(61,257)	$198,659

Class I
Shares sold	480,254	3,948,247	$4,163,272	$33,972,831

Shares issued in reinvestment of dividends	159,508	69,261	1,370,863	603,415

Shares redeemed	(4,865)	(347,719)	(41,424)	(3,040,022)

Net increase	634,897	3,669,789	$5,492,711	$31,536,224

Class Z*
Shares sold	259,966		$2,215,529

Shares issued in reinvestment of dividends	1,953		16,585

Shares redeemed	(21,569)		(184,026)

Net increase	240,350		$2,048,088

*	Commenced distributions on November 4, 2014.

AB UNCONSTRAINED BOND FUND •	69

Notes to Financial Statements

NOTE F

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Below Investment Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater if the Fund invests a significant portion of its assets in fixed-income securities with longer maturities.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

70	• AB UNCONSTRAINED BOND FUND

Notes to Financial Statements

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of derivative instruments by the Fund, such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Prepayment Risk—The value of mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early payments of principal on some mortgage-related securities may occur during periods of falling mortgage interest rates and expose the Fund to a lower rate of return upon reinvestment of principal. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed income securities. During periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, the Fund may not be able to realize the rate of return it expected.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Liquidity Risk—Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling out of these illiquid or relatively less liquid securities at an advantageous price. Causes of liquidity risk may include low trading volume, lack of a market maker, a large position, heavy redemptions, or legal restrictions that limit or prevent a Fund from selling securities or closing derivative positions at desirable prices or opportune times. Over recent years, the capacity of dealers to make markets in fixed income securities has been outpaced by the growth in the size of the fixed income markets. Liquidity risk may be magnified in a rising interest rate environment, where the value and liquidity of fixed income securities generally go down. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. Illiquid securities and relatively less liquid securities may also be difficult to value.

AB UNCONSTRAINED BOND FUND •	71

Notes to Financial Statements

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended October 31, 2015.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended October 31, 2015 and October 31, 2014 were as follows:

	2015	2014
Distributions paid from:
Ordinary income	$10,955,754	$4,999,219

Total distributions paid	$10,955,754	$4,999,219

As of October 31, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$1,982,888
Accumulated capital and other losses	(11,079,641	)(a)
Unrealized appreciation/(depreciation)	(4,864,939	)(b)

Total accumulated earnings/(deficit)	$(13,961,692	)(c)

(a)	At October 31, 2015, the Fund had a net capital loss carryforward of $10,764,635. As of that date, the Fund had cumulative deferred loss on straddles of $315,006.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium, the tax treatment of swaps, and the realization for tax purposes of gains/(losses) on certain derivative instruments.

(c)	The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to dividends payable and the tax treatment of defaulted securities.

72	• AB UNCONSTRAINED BOND FUND

Notes to Financial Statements

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-December 22, 2010 capital losses must be utilized prior to the earlier capital losses, which are subject to expiration. Post-December 22, 2010 capital losses will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of October 31, 2015, the Fund had a net capital loss carryforward of $10,764,635 which will expire as follows:

Short-Term Amount	Long-Term Amount	Expiration
$1,177,357	N/A	2017
1,053,051	N/A	2018
1,313,588	N/A	2019
7,220,639	$– 0 –	No Expiration

During the current fiscal year, permanent differences primarily due to foreign currency reclassifications, the tax treatment of swaps, options, and futures, reclassifications of paydown gains/(losses), the tax treatment of clearing fees and Treasury inflation-protected securities, and return of capital distributions received from underlying securities resulted in a net decrease in undistributed net investment income and a net decrease in accumulated net realized loss on investment and foreign currency transactions. These reclassifications had no effect on net assets.

NOTE I

New Accounting Pronouncement

In May 2015, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2015-07, which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the disclosure requirement for investments not valued at net asset value. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

AB UNCONSTRAINED BOND FUND •	73

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Year Ended October 31,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 8.67	$ 8.68	$ 9.09	$ 8.33	$ 8.50

Income From Investment Operations
Net investment income(a)(b)	.22	.16	.06	.11	.25
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.18)	(.06)	(.02)	.76	(.13)
Contributions from Affiliates	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	.04	.10	.04	.87	.12

Less: Dividends and Distributions
Dividends from net investment income	(.24)	(.11)	(.34)	(.11)	(.29)
Tax return of capital	– 0	–	– 0	–	(.11)	– 0	–	– 0	–

Total dividends and distributions	(.24)	(.11)	(.45)	(.11)	(.29)

Net asset value, end of period	$ 8.47	$ 8.67	$ 8.68	$ 9.09	$ 8.33

Total Return
Total investment return based on net asset value(d)	0.49%	1.11%	0.46%	10.49	%*	1.37	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$50,031	$62,396	$73,922	$51,931	$38,970
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.90%	.90%	.90%	.91%	.90%
Expenses, before waivers/reimbursements(e)	1.06%	1.06%	1.19%	1.45%	1.44%
Net investment income(b)	2.51%	1.81%	.68%	1.31%	2.98%
Portfolio turnover rate	149%	161%	301%	128%	78%

See footnote summary on page 82.

74	• AB UNCONSTRAINED BOND FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class B
Year Ended October 31,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 8.68	$ 8.68	$ 9.10	$ 8.34	$ 8.51

Income From Investment Operations
Net investment income(a)(b)	.15	.10	.00	(c)	.07	.17
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.17)	(.05)	(.03)	.75	(.11)
Contributions from Affiliates	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.02)	.05	(.03)	.82	.06

Less: Dividends and Distributions
Dividends from net investment income	(.18)	(.05)	(.26)	(.06)	(.23)
Tax return of capital	– 0	–	– 0	–	(.13)	– 0	–	– 0	–

Total dividends and distributions	(.18)	(.05)	(.39)	(.06)	(.23)

Net asset value, end of period	$ 8.48	$ 8.68	$ 8.68	$ 9.10	$ 8.34

Total Return
Total investment return based on net asset value(d)	(0.23)%	0.52%	(0.30)%	9.85	%*	0.66	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$442	$828	$1,406	$1,774	$2,515
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.60%	1.60%	1.60%	1.61%	1.60%
Expenses, before waivers/reimbursements(e)	1.76%	1.77%	1.93%	2.20%	2.21%
Net investment income(b)	1.71%	1.11%	.05%	.77%	2.06%
Portfolio turnover rate	149%	161%	301%	128%	78%

See footnote summary on page 82.

AB UNCONSTRAINED BOND FUND •	75

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Year Ended October 31,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 8.67	$ 8.68	$ 9.10	$ 8.33	$ 8.50

Income From Investment Operations
Net investment income(a)(b)	.17	.10	.00	(c)	.06	.19
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.18)	(.06)	(.03)	.77	(.13)
Contributions from Affiliates	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.01)	.04	(.03)	.83	.06

Less: Dividends and Distributions
Dividends from net investment income	(.19)	(.05)	(.29)	(.06)	(.23)
Tax return of capital	– 0	–	– 0	–	(.10)	– 0	–	– 0	–

Total dividends and distributions	(.19)	(.05)	(.39)	(.06)	(.23)

Net asset value, end of period	$ 8.47	$ 8.67	$ 8.68	$ 9.10	$ 8.33

Total Return
Total investment return based on net asset value(d)	(0.19)%	0.42%	(0.31)%	9.99	%*	0.66	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$26,119	$20,681	$18,707	$13,128	$11,332
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.60%	1.60%	1.60%	1.61%	1.60%
Expenses, before waivers/reimbursements(e)	1.77%	1.77%	1.89%	2.17%	2.15%
Net investment income(b)	1.95%	1.14%	.04%	.63%	2.27%
Portfolio turnover rate	149%	161%	301%	128%	78%

See footnote summary on page 82.

76	• AB UNCONSTRAINED BOND FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Year Ended October 31,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 8.66	$ 8.67	$ 9.09	$ 8.33	$ 8.49

Income From Investment Operations
Net investment income(a)(b)	.25	.19	.08	.14	.32
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.18)	(.07)	(.02)	.76	(.17)
Contributions from Affiliates	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	.07	.12	.06	.90	.15

Less: Dividends and Distributions
Dividends from net investment income	(.27)	(.13)	(.40)	(.14)	(.31)
Tax return of capital	– 0	–	– 0	–	(.08)	– 0	–	– 0	–

Total dividends and distributions	(.27)	(.13)	(.48)	(.14)	(.31)

Net asset value, end of period	$ 8.46	$ 8.66	$ 8.67	$ 9.09	$ 8.33

Total Return
Total investment return based on net asset value(d)	0.80%	1.42%	0.63%	10.86	%*	1.79	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$220,195	$248,510	$143,980	$28,989	$46,740
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.60%	.60%	.60%	.61%	.60%
Expenses, before waivers/reimbursements(e)	.76%	.77%	.87%	1.15%	1.14%
Net investment income(b)	2.89%	2.14%	.96%	1.61%	3.81%
Portfolio turnover rate	149%	161%	301%	128%	78%

See footnote summary on page 82.

AB UNCONSTRAINED BOND FUND •	77

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Year Ended October 31,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 8.65	$ 8.65	$ 9.07	$ 8.31	$ 8.47

Income From Investment Operations
Net investment income(a)(b)	.21	.14	.05	.10	.25
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.19)	(.06)	(.04)	.76	(.14)
Contributions from Affiliates	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	.02	.08	.01	.86	.11

Less: Dividends and Distributions
Dividends from net investment income	(.21)	(.08)	(.28)	(.10)	(.27)
Tax return of capital	– 0	–	– 0	–	(.15)	– 0	–	– 0	–

Total dividends and distributions	(.21)	(.08)	(.43)	(.10)	(.27)

Net asset value, end of period	$ 8.46	$ 8.65	$ 8.65	$ 9.07	$ 8.31

Total Return
Total investment return based on net asset value(d)	0.35%	0.98%	0.14%	10.37	%*	1.29	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,126	$801	$911	$1,156	$871
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.10%	1.10%	1.10%	1.11%	1.10%
Expenses, before waivers/reimbursements(e)	1.46%	1.46%	1.59%	1.84%	1.84%
Net investment income(b)	2.48%	1.66%	.52%	1.09%	2.98%
Portfolio turnover rate	149%	161%	301%	128%	78%

See footnote summary on page 82.

78	• AB UNCONSTRAINED BOND FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
Year Ended October 31,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 8.68	$ 8.68	$ 9.10	$ 8.34	$ 8.50

Income From Investment Operations
Net investment income(a)(b)	.22	.16	.07	.15	.24
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.17)	(.05)	(.03)	.73	(.11)
Contributions from Affiliates	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	.05	.11	.04	.88	.13

Less: Dividends and Distributions
Dividends from net investment income	(.24)	(.11)	(.32)	(.12)	(.29)
Tax return of capital	– 0	–	– 0	–	(.14)	– 0	–	– 0	–

Total dividends and distributions	(.24)	(.11)	(.46)	(.12)	(.29)

Net asset value, end of period	$ 8.49	$ 8.68	$ 8.68	$ 9.10	$ 8.34

Total Return
Total investment return based on net asset value(d)	0.55%	1.24%	0.40%	10.58	%*	1.54	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$181	$245	$48	$46	$120
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.85%	.85%	.85%	.86%	.85%
Expenses, before waivers/reimbursements(e)	1.12%	1.14%	1.24%	1.48%	1.50%
Net investment income(b)	2.55%	1.87%	.75%	1.78%	2.78%
Portfolio turnover rate	149%	161%	301%	128%	78%

See footnote summary on page 82.

AB UNCONSTRAINED BOND FUND •	79

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
Year Ended October 31,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 8.65	$ 8.66	$ 9.08	$ 8.31	$ 8.48

Income From Investment Operations
Net investment income(a)(b)	.25	.18	.08	.14	.28
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.18)	(.06)	(.02)	.77	(.14)
Contributions from Affiliates	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	.07	.12	.06	.91	.14

Less: Dividends and Distributions
Dividends from net investment income	(.27)	(.13)	(.45)	(.14)	(.31)
Tax return of capital	– 0	–	– 0	–	(.03)	– 0	–	– 0	–

Total dividends and distributions	(.27)	(.13)	(.48)	(.14)	(.31)

Net asset value, end of period	$ 8.45	$ 8.65	$ 8.66	$ 9.08	$ 8.31

Total Return
Total investment return based on net asset value^(d)	0.78%	1.42%	0.67%	11.02	%*	1.69	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$44,242	$39,782	$8,036	$10	$9
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.60%	.60%	.60%	.61%	.60%
Expenses, before waivers/reimbursements(e)	.78%	.74%	.80%	1.14%	1.17%
Net investment income(b)	2.93%	2.10%	.92%	1.65%	3.35%
Portfolio turnover rate	149%	161%	301%	128%	78%

See footnote summary on page 82.

80	• AB UNCONSTRAINED BOND FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class Z
November 4, 2014(f) to October 31, 2015

Net asset value, beginning of period	$ 8.65

Income From Investment Operations
Net investment income(a)(b)	.31
Net realized and unrealized loss on investment and foreign currency transactions	(.24)
Contributions from Affiliates	.00 (c)

Net increase in net asset value from operations	.07

Less: Dividends
Dividends from net investment income	(.27)

Net asset value, end of period	$ 8.45

Total Return
Total investment return based on net asset value(d)	0.85%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,031
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)(g)	.60%
Expenses, before waivers/reimbursements(e)(g)	.80%
Net investment income(b)(g)	3.68%
Portfolio turnover rate	149%

See footnote summary on page 82.

AB UNCONSTRAINED BOND FUND •	81

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

^	The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

(e)	The expense ratios presented below exclude interest expense:

	Year Ended October 31,
	2015	2014	2013	2012	2011

Class A
Net of waivers/reimbursements	.90%	.90%	.90%	.90%	.90%
Before waivers/reimbursements	1.06%	1.06%	1.19%	1.44%	1.44%
Class B
Net of waivers/reimbursements	1.60%	1.60%	1.60%	1.60%	1.60%
Before waivers/reimbursements	1.76%	1.77%	1.93%	2.20%	2.21%
Class C
Net of waivers/reimbursements	1.60%	1.60%	1.60%	1.60%	1.60%
Before waivers/reimbursements	1.77%	1.77%	1.89%	2.16%	2.15%
Advisor Class
Net of waivers/reimbursements	.60%	.60%	.60%	.60%	.60%
Before waivers/reimbursements	.76%	.77%	.87%	1.14%	1.14%
Class R
Net of waivers/reimbursements	1.10%	1.10%	1.10%	1.10%	1.10%
Before waivers/reimbursements	1.46%	1.46%	1.59%	1.83%	1.84%
Class K
Net of waivers/reimbursements	.85%	.85%	.85%	.85%	.85%
Before waivers/reimbursements	1.12%	1.14%	1.24%	1.47%	1.50%
Class I
Net of waivers/reimbursements	.60%	.60%	.60%	.60%	.60%
Before waivers/reimbursements	.78%	.74%	.80%	1.13%	1.17%

	November 4, 2014(f) to October 31, 2015
Class Z
Net of waivers/reimbursements	.60	%(g)
Before waivers/reimbursements	.80	%(g)

(f)	Commencement of distribution.

(g)	Annualized.

*	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the performance of each share class for the years ended October 31, 2012 and October 31, 2011 by 0.01% and 0.08%, respectively.

See notes to financial statements.

82	• AB UNCONSTRAINED BOND FUND

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

AB Unconstrained Bond Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AB Unconstrained Bond Fund, Inc. (the “Fund”), (formerly known as AllianceBernstein Unconstrained Bond Fund, Inc.) as of October 31, 2015, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AB Unconstrained Bond Fund, Inc. at October 31, 2015, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 30, 2015

AB UNCONSTRAINED BOND FUND •	83

Report of Independent Registered Public Accounting Firm

2015 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended October 31, 2015.

For corporate shareholders, 7.21% of dividends paid qualify for the dividends received deduction. For foreign shareholders, 33.31% of ordinary income dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

For the taxable year ended October 31, 2015, the Fund designates $385,989 as the maximum amount that may be considered qualified dividend income for individual shareholders.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2016.

84	• AB UNCONSTRAINED BOND FUND

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Paul J. DeNoon (2), Vice President

Michael L. Mon(2) , Vice President

Douglas J. Peebles(2), Vice President

Matthew S. Sheridan(2), Vice President

Dimitri Silva(2), Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Stephen M. Woetzel, Controller Vincent S. Noto, Chief Compliance Officer

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Custodian and Accounting Agent

Brown Brothers Harriman & Co.

50 Post Office Square

Boston, MA 02110

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein

Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Global Fixed Income Investment Team and the Global Credit Investment Team. Messrs. DeNoon, Mon, Peebles, Sheridan and Silva are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

AB UNCONSTRAINED BOND FUND •	85

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD
INTERESTED DIRECTOR
Robert M. Keith, † 1345 Avenue of the Americas New York, NY 10105 55 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”), and the head of AllianceBernstein Investments, Inc. (“ABI”), since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	110	None

86	• AB UNCONSTRAINED BOND FUND

Management of the Fund

NAME, ADDRESS*, AGE, (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD
DISINTERESTED DIRECTORS
Marshall C. Turner, Jr. # Chairman of the Board 74 (2014)

Private Investor since prior to 2010. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi- conductor manufacturing). He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non- profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such Funds since February 2014.

		110	Xilinx, Inc. (programmable logic semi-conductors) since 2007

John H. Dobkin, # 73 (1995)	Independent Consultant since prior to 2010. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AB Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	110	None

AB UNCONSTRAINED BOND FUND •	87

Management of the Fund

NAME, ADDRESS*, AGE, (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD
DISINTERESTED DIRECTORS (continued)
Michael J. Downey, # 71 (2005)	Private Investor since prior to 2010. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as Director of The Merger Fund (registered investment company) since prior to 2010 until 2013. He served as Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	110	Asia Pacific Fund, Inc. (registered investment company) since prior to 2010

William H. Foulk, Jr., # 83 (1995)	Investment Adviser and an Independent Consultant since prior to 2010. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	110	None

88	• AB UNCONSTRAINED BOND FUND

Management of the Fund

NAME, ADDRESS*, AGE, (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD
DISINTERESTED DIRECTORS (continued)
D. James Guzy, # 79 (2005)	Chairman of the Board of SRC Computers, Inc. (semi-conductors), with which he has been associated since prior to 2010. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2010 until November 2013. He was a Director of Cirrus Logic Corporation (semi-conductors) from 1984 until July 2011. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AB Funds since 1982.	110	None

Nancy P. Jacklin, # 67 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the Funds since August 2014.	110	None

AB UNCONSTRAINED BOND FUND •	89

Management of the Fund

NAME, ADDRESS*, AGE, (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD
DISINTERESTED DIRECTORS (continued)
Garry L. Moody, # 63 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	110	None

Earl D. Weiner, # 76 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	110	None

90	• AB UNCONSTRAINED BOND FUND

Management of the Fund

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

†	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

AB UNCONSTRAINED BOND FUND •	91

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 55	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 70	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AB Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Paul J. DeNoon 53	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2010.

Michael L. Mon 46	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2010.

Douglas J. Peebles 50	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2010.

Matthew S. Sheridan 40	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2010.

Emilie D. Wrapp 59	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2010.

Joseph J. Mantineo 56	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2010.

Stephen M. Woetzel 43	Controller	Vice President of ABIS**, with which he has been associated since prior to 2010.

Vincent S. Noto 50	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since 2010.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (SAI) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.ABglobal.com, for a free prospectus or SAI.

92	• AB UNCONSTRAINED BOND FUND

Management of the Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AB Unconstrained Bond Fund (the “Fund”),2 prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of this summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no

1	The information in the fee evaluation was completed on October 22, 2015 and discussed with the Board of Directors on November 3-5, 2015.

2	Future references to the Fund do not include “AB.” References in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Fund.

AB UNCONSTRAINED BOND FUND •	93

reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.”Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”3

INVESTMENT ADVISORY FEES, NET ASSETS, EXPENSE CAPS & RATIOS

The Adviser proposed that the Fund pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.4 Also shown are the Fund’s net assets on September 30, 2015.

Fund	Category	Advisory Fee Based on the Fund’s Average Daily Net Assets	Net Assets ($MM)
Unconstrained Bond Fund, Inc.	High Income	0.50% on 1st $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	$348.5

The Fund’s Investment Advisory Agreement provides for the Adviser to be reimbursed for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund’s fiscal year ended October 31, 2014, the Adviser received $62,997 (0.018% of the Fund’s average daily net assets) for providing such services.

The Adviser has agreed to waive that portion of its management fees and/or reimburse the Fund for that portion of the Fund’s total operating expenses to the degree necessary to limit the Fund’s expense ratio to the amounts set forth below for the Fund’s current fiscal year. The waiver is terminable by the Adviser at the end of the Fund’s fiscal year upon at least 60 days’ notice prior to the Fund’s prospectus update. In addition, set forth below are the gross expense ratios of the Fund for the most recent semi-annual period:5

3	Jones v. Harris at 1427.

4	Most of the AB Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

5	Semi-annual total expense ratios are unaudited.

94	• AB UNCONSTRAINED BOND FUND

In connection with planned reduction of the Fund’s Rule 12b-1 fees effective on February 1, 2016, the Adviser is changing the expense caps for the Fund as follows:

	Expense Cap Pursuant to Expense Limitation Undertaking					Gross Expense Ratio (%)[6]		Fiscal Year End
Fund		Current		Effective 02/01/16
Unconstrained Bond Fund, Inc.[7],[8]	Advisor Class A Class B Class C Class R Class K Class I Class Z9	0.60 0.90 1.60 1.60 1.10 0.85 0.60 0.60	% % % % % % % %	0.65 0.90 1.65 1.65 1.15 0.90 0.65 0.65	% % % % % % % %	0.75 1.05 1.75 1.75 1.45 1.09 0.81 0.71	% % % % % % % %	October 31 (ratios as of April 30, 2015)

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account

6	Annualized.

7	The expense cap pursuant to the expense limitation undertaking for the Fund excludes interest expense.

8	The Rule 12b-1 fee for Class A shares will bill reduced from 0.30% to 0.25%, effective on February 1, 2016. The expense cap for Class A shares will remain at the same level (0.90%).

9	Class Z shares commenced on November 4, 2014.

AB UNCONSTRAINED BOND FUND •	95

with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Fund.10 In addition to the AB Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Fund had the AB Institutional fee schedule been applicable to the Fund versus the Fund’s advisory fee based on September 30, 2015 net assets.11

Fund	Net Assets 9/30/15 ($MM)	AB Institutional Fee Schedule	Effective AB Inst. Adv. Fee (%)	Fund Advisory Fee (%)
Unconstrained Bond Fund, Inc.	$348.5	Unconstrained Bond 50% on 1st $50 million 35% on the balance Minimum account size: $50m	0.372%	0.500%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg, Japan, Taiwan, and South Korea, and sold to non-United States resident investors. The Adviser charges the following fee for Unconstrained Bond Portfolio, a Luxembourg fund that has a somewhat similar investment style as the Fund:

Fund	Luxembourg Fund	Fee[12]
Unconstrained Bond Fund, Inc.	Unconstrained Bond Portfolio Class A2	1.10%
	Class I2 (Institutional)	0.55%

10	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

11	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

12	Class A2 shares of the fund are charged an “all-in” fee, which includes investment advisory services and distribution related services, unlike Class I2 shares, whose fee is for investment advisory services only.

96	• AB UNCONSTRAINED BOND FUND

The Adviser represented that it does not provide any sub-advisory investment services to other investment companies that have a substantially similar investment style as the Fund.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Broadridge Financial Solutions, Inc. (“Broadridge”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services offered by other investment advisers.13,14 Broadridge’s analysis included the comparison of the Fund’s contractual management fee, estimated at the approximate current asset level of the Fund, to the median of the Fund’s Broadridge Expense Group (“EG”)15 and the Fund’s contractual management fee ranking.16

Broadridge describes an EG as a representative sample of comparable funds. Broadridge’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, Lipper investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Fund	Contractual Management Fee (%)[17]	Broadridge EG Median (%)	Broadridge EG Rank
Unconstrained Bond Fund, Inc.	0.500	0.600	1/9

13	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

14	On June 5, 2015, Broadridge acquired the Fiduciary Services and Competitive Intelligence unit, i.e., the group responsible for providing the Fund’s 15(c) reports, from Thomson Reuters’ Lipper division. The group that maintains Lipper’s expense and performance databases and investment classification/objective remains a part of Thomson Reuters’ Lipper division. Accordingly, the Fund’s investment classification/objective continued to be determined by Lipper.

15	Broadridge does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. There are limitations to Lipper expense category data because different funds categorize expenses differently.

16	The contractual management fee is calculated by Broadridge using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Broadridge’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that Fund had the lowest effective fee rate in the Broadridge peer group.

17	The contractual management fees for the Fund do not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fees do not reflect any management waivers for expense caps that effectively reduce the contractual management fee.

AB UNCONSTRAINED BOND FUND •	97

Broadridge also compared the Fund’s total expense ratio to the medians of the Fund’s EG and Broadridge Expense Universe (“EU”). The EU is a broader group compared to the EG, consisting of all funds that have the same investment classifications/objective and load type as the subject Fund.18 Pro-forma total expense ratio (italicized) is shown to reflect the Fund’s anticipated 12b-1 fee reduction.

Fund	Expense Ratio (%)[19]	Broadridge EG Median (%)	Broadridge EG Rank	Broadridge EU Median (%)	Broadridge EU Rank
Unconstrained Bond Fund, Inc.	0.902	1.000	1/9	1.174	3/30
Pro-forma[20]	0.902	1.000	1/9	1.174	3/30

Based on this analysis, considering pro-forma information where available, the Fund has equally favorable rankings on a contractual management fee basis and on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Fund’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund was negative during calendar year 2014.

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this

18	Except for asset (size) comparability, Broadridge uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

19	Most recently completed fiscal year Class A share total expense ratio.

20	The actual total expense ratio is equal to the pro-forma total expense ratio since the 12b-1 fee reduction will cause the expense cap reimbursement to be reduced by the same amount.

98	• AB UNCONSTRAINED BOND FUND

type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent and distribution services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads and contingent deferred sales charges (“CDSC”). During the Fund’s most recently completed fiscal year, ABI received from the Fund $5,819, $423,910 and $9,075 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.21

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2014, ABI paid approximately 0.05% of the average monthly assets of the AB Mutual Funds or approximately $20.4 million for distribution services and educational support (revenue sharing payments).

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS received $67,631 in fees from the Fund during the Fund’s most recently completed fiscal year.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly

21	As a result of discussions between the Board and the Adviser, ABI will reduce the Fund’s Class A distribution service fee payment rate from 0.30% to 0.25% effective February 1, 2016.

AB UNCONSTRAINED BOND FUND •	99

during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AB Mutual Funds managed by the Adviser through lower fees.

Previously, in February 2008, the independent consultant provided the Board of Directors an update of the Deli22 study on advisory fees and various fund characteristics.23 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.24 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AB Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $463 billion as of September 30, 2015, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

22	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry since 2008.

23	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones v. Harris at 1429.

24	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

100	• AB UNCONSTRAINED BOND FUND

The information prepared by Broadridge shows the 1, 3, 5 and 10 year performance rankings25 of the Fund relative to its Broadridge Performance Group (“PG”) and Broadridge Performance Universe (“PU”)26 for the period ended July 31, 2015.27

	Fund Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Unconstrained Bond Fund, Inc.[28]
1 year	1.47	-1.15	-0.50	1/9	8/50
3 year	1.27	2.11	2.22	5/7	18/25
5 year	3.20	3.50	3.37	5/5	9/13
10 year	3.33	4.59	4.54	4/4	5/5

25	The performance returns and rankings of the Fund are for the Fund’s Class A shares. The performance returns of the Fund were provided by Broadridge.

26	The Fund’s PG is identical to the Fund’s EG. The Fund’s PU is not identical to the Fund’s EU as the criteria for including/excluding a fund from a PU is somewhat different from that of an EU.

27	The current Lipper investment classification/objective dictates the PG and PU throughout the life of the Fund even if the Fund had a different investment classification/objective at a different point in time.

28	Prior to the fourth quarter of 2012, the Fund was classified by Lipper as a Multi-Sector Fund. From the fourth quarter of 2012 through the second quarter of 2013, the Fund was classified by Lipper as an Absolute Return Fund. From the third quarter of 2013 through the present, the Fund is classified by Lipper as an Alternative Credit Focus Fund.

AB UNCONSTRAINED BOND FUND •	101

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Fund (in bold)29 versus its benchmarks.30 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.31

	Period Ending July 31, 2015
	Annualized Performance					Annualized
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Volatility (%)	Sharpe (%)	Risk Period (Year)
Unconstrained Bond Fund, Inc.[32]	1.47	1.27	3.20	3.33	5.54	2.50	0.49	3
Bank of America/Merrill Lynch 3-Month U.S. Treasury Bill Index	0.01	0.06	0.08	1.39	2.58	0.02	N/A	3
Barclays Global Aggregate Bond Index (USD hedged)	3.75	3.14	3.74	4.44	5.53	N/A	N/A	3
Inception Date: January 9, 1996

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 25, 2015

29	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.

30	The Adviser provided Fund and benchmark performance return information for periods through July 31, 2015.

31	Fund and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be viewed as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

32	On or around November 5, 2007, the Fund’s name changed from Global Strategic Income Trust to Diversified Yield Fund, Inc. Also at this time, the Fund’s strategy changed, but its benchmark did not change. On or around February 3, 2011, the Fund changed its name from Diversified Yield Fund, Inc. to Unconstrained Bond Fund, Inc. Also at this time, Fund’s strategy changed and its benchmark changed from Barclay Capital Global Aggregate Bond Index (USD hedged) to Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index.

102	• AB UNCONSTRAINED BOND FUND

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

AB FAMILY OF FUNDS

US EQUITY

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Growth & Income Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

International/Global Core

Global Core Equity Portfolio

Global Equity & Covered Call Strategy Fund

Global Thematic Growth Fund

International Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Growth Fund

International/Global Value

Asia ex-Japan Equity Portfolio

International Value Fund

FIXED INCOME

Municipal

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

FIXED INCOME (continued)

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio*

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Long/Short Multi-Manager Fund

Multi-Manager Alternative Strategies Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Growth Portfolio*

All Market Income Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

MULTI-ASSET (continued)

Target-Date

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

CLOSED-END FUNDS

AB Multi-Manager Alternative Fund

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

* Prior to December 15, 2014, All Market Growth Portfolio was named Dynamic All Market Fund; All Market Real Return Portfolio was named Real Asset Strategy.

AB UNCONSTRAINED BOND FUND •	103

AB Family of Funds

NOTES

104	• AB UNCONSTRAINED BOND FUND

AB UNCONSTRAINED BOND FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

UB-0151-1015

ITEM 2.	CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in

2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody, William H. Foulk, Jr. and Marshall C. Turner, Jr. qualify as audit committee financial experts.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit - Related Fees	Tax Fees
AB Unconstrained Bond Fund	2014	$101,648	$—	$20,155
	2015	$104,729	$—	$37,050

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Pre-approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Unconstrained Bond Fund	2014	$430,810	$20,155
			$—
			$(20,155)
	2015	$455,125	$37,050
			$—
			$(37,050)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Unconstrained Bond Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith President

Date:	December 21, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith President

Date:	December 21, 2015

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	December 21, 2015